[LOGO] EXCELSIOR FUNDS
Advised by U.S. TRUST



                                  TAX-EXEMPT
                                 FIXED INCOME
                                  PORTFOLIOS


                                 ANNUAL REPORT

                                March 31, 2003

                               TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----
      LETTER TO SHAREHOLDERS........................................   1
      ADVISER'S FIXED INCOME MARKET REVIEW..........................   2
      ADVISER'S INVESTMENT REVIEWS
         Long-Term Tax-Exempt Fund..................................   3
         Intermediate-Term Tax-Exempt Fund..........................   4
         Short-Term Tax-Exempt Securities Fund......................   5
         New York Intermediate-Term Tax-Exempt Fund.................   6
         California Tax-Exempt Income Fund..........................   7
      STATEMENTS OF ASSETS AND LIABILITIES..........................   8
      STATEMENTS OF OPERATIONS......................................   9
      STATEMENTS OF CHANGES IN NET ASSETS...........................  10
      FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS......  12
      PORTFOLIOS OF INVESTMENTS
         Long-Term Tax-Exempt Fund..................................  14
         Intermediate-Term Tax-Exempt Fund..........................  16
         Short-Term Tax-Exempt Securities Fund......................  18
         New York Intermediate-Term Tax-Exempt Fund.................  20
         California Tax-Exempt Income Fund..........................  22
      NOTES TO FINANCIAL STATEMENTS.................................  26
      REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS.............  33
      DIRECTORS/TRUSTEES AND OFFICERS OF THE EXCELSIOR FUNDS COMPLEX  34
      FEDERAL TAX INFORMATION.......................................  38

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate telephone number listed below:

.. Initial Purchase and Prospectus Information and Shareholder Services
  1-800-446-1012 (From overseas, call 617-483-7297)
.. Current Price and Yield Information 1-800-446-1012
.. Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and expenses regarding Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. may be obtained by contacting the Funds at 1-800-446-1012.

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at the following address:

      Excelsior Funds
      P.O. Box 8529
      Boston, MA 02266-8529

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, THEIR PARENT OR AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                            LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

May 30, 2003

Dear Shareholder:

On many levels, the fiscal year ended March 31, 2003 proved to be a highly challenging one.

Coping with the social, political and economic aftershocks of the September 11, 2001 terrorist attacks, the President implemented a Homeland Security Office and the United States continued its international war on terrorism and was actively engaged in a conflict with Iraq as the fiscal year came to a close. In the financial markets, corporate profits continued to fall and investors, already shaken by a series of corporate governance and accounting scandals, were leery about whether an economic recovery would be possible in the near-term. The Federal Reserve has continued to keep a close eye on the sputtering drivers of the U.S. economy, however, keeping short-term interest rates at historically low levels. In this environment, equity returns, both domestically and abroad, suffered for the third consecutive year. For many investors, the appropriate response to these conditions was to seek the relative safety of bonds and money market investments where returns--while modest--were at least positive.

In the near-term, there remains uncertainty as to the timing and breadth of an economic recovery here at home. Still, from a long-term perspective, we are confident in the ability of the U.S. economy and businesses to rebound--and provide reasonable returns to investors. In all times, but particularly during times of uncertainty, maintaining portfolio diversification and a sound investment plan continue to be the best ways for investors to pursue their investment objectives.

As always, we appreciate your confidence in selecting Excelsior to fulfill your investment needs. We remain committed to providing you with first-class investment products and are confident that our broad array of domestic and international equity as well as taxable and tax-exempt fixed-income funds will help you to meet your overall financial objectives.

                                          Sincerely,

                                          /s/  James L. Bailey

                                          James L. Bailey
                                          President

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                     ADVISER'S FIXED INCOME MARKET REVIEW
--------------------------------------------------------------------------------

   In the fiscal first quarter of the year ended March 31, 2003, the Treasury market experienced a flight to quality due to ongoing volatility in the equity markets. As a result, interest rates declined sharply, thereby reversing the rise in yields that took place in the previous quarter. The resurgence of accounting and corporate governance issues together with the weakness in the equity markets caused the credit sector to experience one of its worst quarterly performances. As for the municipal market, after the devastation of March--one of the market's worst single-month periods on record--the quarter saw dramatic price gains. Rates were down sharply in the period. The reasons? On the one hand, the quarter saw unusually high supply issuance. On the other hand, demand was equally strong, a result of seasonal factors (an unusually large number of calls and maturities) as well as--quite simply--an investor flight to safety.

   In the fiscal second quarter, another downdraft in the equity markets saw a continuation of the same trends. In the tax-exempt credit sectors, the three-month period saw interest rates fall across the board, led by Treasuries, although Municipals did see surprising yield declines as well. The reasons? The usual suspects--that is, continued economic uncertainty (fears of a double dip), stock market volatility and a continued flight to relative safety. At least as of the end of the third quarter, demand had managed to keep up with huge supply coming to market.

   The start of the fiscal third quarter, however, saw the pendulum swing once again. As the stock market began to recover in mid-October, interest rates on municipal and Treasury securities shot upward. The rally gathered steam as the Federal Reserve cut interest rates in November by a larger than expected 50 basis points. In December, however, a pullback in the stock market, softer economic data and nagging worries about the looming war with Iraq caused Treasury yields to drop sharply. As might be expected, municipal securities followed a similar pattern of wrenching volatility in the period.

   At the end of the fiscal fourth quarter, while Treasury yields were relatively unchanged from the start of the quarter, intra-quarter volatility was severe. Flight to quality provided a bid for short maturity Treasuries, and the yield curve steepened as the yield on the 2-year Treasury note declined by 12 basis points, while the 30-year Treasury bond's yield increased by 4 basis points. The 2-year/30-year spread widened to 334 basis points at quarter end. The start of the war ended investor uncertainty as to whether and when a war world takes place. This, in turn, enabled all fixed income spread sectors to outperform Treasuries.

EXCELSIOR TAX-EXEMPT FUNDS, INC.                      LONG-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------


   In the fiscal first quarter, as interest rates declined, we adopted a defensive stance, raising cash levels by roughly four percentage points -- from 22% to 26% -- and lowered the average maturity and duration of the Fund modestly. Duration is a measure of a security's price sensitivity to changes in interest rates. At quarter's end, the Fund had an 18-year average life. While the large cash position did negatively impact performance, we believed we were well positioned to put the cash to work in what appeared to be a period of economic recovery and rising interest rates in coming quarters. In the fiscal second quarter, we maintained the Fund's defensive positioning, increasing cash levels from roughly 26% to 40%. We also lowered the average maturity from 18 years to approximately 14 years, and cut the duration from 9.8 to 8.6 years, which was still longer than many of the Fund's peers. Performance was satisfactory during this period, particularly in September. In the fiscal third quarter, investment activity was minimal as we were satisfied with the Fund's structure and strategy. The sales that did occur were largely to cover redemptions. As in the previous quarters, the Fund's defensive structure did not do much to aid performance, given the steepening of the yield curve. The same can be said for the Fund's large cash position. The longer duration of the Fund was a help in the period, however, and performance remained satisfactory. In the final quarter of the fiscal year, we did reduce cash from roughly 40% to around 37% -- the result of a single purchase just before the market rallied in February. We put some cash to work as the rally proceeded, and then let it stay there; as a result, we extended the Fund's duration by roughly one year, to 9 years. We were consequently somewhat longer than many of our peers, and this aided Fund performance during the final quarter. As of fiscal year end, our strategy was to maintain a somewhat defensive stance until we saw the economic recovery take firm hold and begin to push interest rates higher. For the twelve months ended March 31, 2003, the Fund posted a total return of 8.12%* ranking 183 out of 291 funds, based on total return, in the Lipper General Municipal Debt Fund category.** The Fund has performed well long-term, ranking 106 and 4 among 211 and 95 funds, respectively, for the same Lipper category for the five and ten years ended March 31, 2003, with cumulative total returns of 25.10%* and 83.96%,* respectively.

                                    [CHART]

---------------------------------------------
         Long-Term Tax-Exempt Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/31/03*
---------------------------------------------
     1 Year     5 Years       10 Years
---------------------------------------------
      8.12%       4.58%        6.29%
---------------------------------------------

             Long-Term Tax-Exempt Fund      Merrill Lynch 22+ Year Muni Index***
             -------------------------      ------------------------------------
3/31/93              $10,000                               $10,000
3/31/94              $10,236                                $9,983
3/31/95              $11,363                               $10,622
3/31/96              $12,425                               $11,519
3/31/97              $13,078                               $12,124
3/31/98              $14,702                               $13,851
3/31/99              $15,499                               $14,759
3/31/00              $14,884                               $14,265
3/31/01              $16,631                               $16,299
3/31/02              $17,012                               $16,804
3/31/03              $18,393                               $18,612


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further, information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Lipper, Inc. -- Lipper is an independent mutual fund performance monitor.
*** Source: Merrill Lynch -- the Merrill Lynch 22+ Year Muni Index consists of bonds with an outstanding par which is greater than or equal to 25 million and a maturity range greater than or equal to 22 years.
 + Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR TAX-EXEMPT FUNDS, INC.              INTERMEDIATE-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------


   Investment activity during the fiscal year ended March 31, 2003, was minimal. Throughout the fiscal year, as we awaited either tightening moves from the Federal Reserve and/or the U.S. economy to nose up more definitively into recovery mode, we maintained a basically defensive structure for the Fund. We believe this strategy was moderately effective during the year. In the fiscal first quarter, we raised cash by roughly 3 percentage points to about 20%, and sold some of the Fund's shorter (and better-performing) bonds. We did lower the Fund's average maturity from 6.75 to 6.5 years by quarter end. In the fiscal second quarter, we continued to raise cash, from 20% to roughly 24%. We also reduced the Fund's average maturity slightly from 6.5 to 6 years and cut the duration from 5.3 years to 5.0 years. Duration is a measure of a security's price sensitivity to changes in interest rates. We accomplished this by selling mostly at the shorter end of the curve (6 years and in), maintaining the Fund's 8- to 10-year holdings, which we expected to perform better in coming months. We continued the same approach in the fiscal third quarter, selling to maintain cash levels and a roughly 6-year average life. In the final quarter of the fiscal year, we sold shorter-maturity issues in favor of 10-year bonds. We did extend the average maturity of the Fund slightly to 6.25 years; we kept duration roughly the same at about 5.25 years. As the yield curve flattened modestly in the period, the Fund benefited accordingly.

                                    [CHART]

---------------------------------------------
    Intermediate-Term Tax-Exempt Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/31/03*
---------------------------------------------
     1 Year     5 Years       10 Years
---------------------------------------------
      9.31%       5.29%        5.69%
---------------------------------------------

               Intermediate-Term     Merrill Lynch 3-7     Merrill Lynch 7-12
                Tax-Exempt Fund      Year Muni Index**     Year Muni Index***
                ---------------      -----------------     ------------------
3/31/93             $10,000               $10,000                 $10,000
3/31/94             $10,257               $10,147                 $10,236
3/31/95             $10,907               $10,682                 $10,867
3/31/96             $11,813               $11,447                 $11,880
3/31/97             $12,354               $11,908                 $12,446
3/31/98             $13,442               $12,826                 $13,755
3/31/99             $14,185               $13,567                 $14,596
3/31/00             $14,112               $13,695                 $14,655
3/31/01             $15,538               $15,063                 $16,367
3/31/02             $15,913               $15,590                 $16,889
3/31/03             $17,394               $17,265                 $18,791


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

   The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Merrill Lynch -- the Merrill Lynch 3-7 Year Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody's investment grade rating and maturities of three to seven years.
*** Source: Merrill Lynch -- the Merrill Lynch 7-12 Year Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody's investment grade rating and maturities of seven to twelve years.
  + Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR TAX-EXEMPT FUNDS, INC.          SHORT-TERM TAX-EXEMPT SECURITIES FUND
--------------------------------------------------------------------------------

   As the fiscal year began we were satisfied with the Fund's structure and strategy. Our goal throughout the year was to position the Fund to have cash to deploy in the event of a more definitive economic recovery and rising interest rates. We believe this strategy proved effective during the year. During the fiscal first quarter, cash inflows to the Fund continued at a rapid rate, pushing the overall cash level to roughly 20% in April. Investing the cash proved challenging, but we were able to bring the overall level down to 12% by quarter end. We kept the average maturity of the Fund very short at 11 months. In the fiscal second quarter, given continued cash inflows and the ongoing difficulty of finding attractive investments, the Fund's cash level rose once again to roughly 19% by the close of the three-month period. We also lowered the Fund's maturity from roughly 11 months to 9 months. In the fiscal third quarter, we maintained this structure, as there was little incentive to increase maturities. In the final quarter of the fiscal year, as roughly $40 million in cash came into the Fund in a period when rates were on the decline, it was difficult to put cash to work without extending the average maturity. As the yield spread between the very short end and the one- to two-year area was basically flat, we felt no compulsion to extend. At fiscal year end, the average life of the Fund was roughly 5 months, down from about 8 months. We did manage to put some (though not all) of the cash to work effectively, and finished the year with roughly a 40% cash level, a level we felt positioned the Fund well to deploy reserves in what we expected to be an improving economic environment in the new fiscal year.

                                    [CHART]

---------------------------------------------
   Short-Term Tax-Exempt Securities Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/31/03*
---------------------------------------------
     1 Year     5 Years       10 Years
---------------------------------------------
      2.04%       3.42%        3.70%
---------------------------------------------

               Short-Term Tax-Exempt         Merrill Lynch 1-3
                 Securities Fund         Year Municipal Bond Index**
                 ---------------         ---------------------------
3/31/1993            $10,000                    $10,000
3/31/1994            $10,255                    $10,328
3/31/1995            $10,609                    $10,703
3/31/1996            $11,184                    $11,334
3/31/1997            $11,581                    $11,739
3/31/1998            $12,161                    $12,366
3/31/1999            $12,709                    $12,962
3/31/2000            $12,890                    $13,316
3/31/2001            $13,661                    $14,217
3/31/2002            $14,098                    $14,812
3/31/2003            $14,386                    $15,576


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Merrill Lynch -- the Merrill Lynch 1-3 Year Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody's investment grade rating and maturities of one to three years.
 + Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR TAX-EXEMPT FUNDS, INC.     NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------

   For the twelve months ended March 31, 2003, the Fund posted a total return of 8.96%*and ranked 6 out of 26 funds, based on total return, in the Lipper New York Intermediate Municipal Debt Funds category** for the same period. The Funds long-term performance has also been good, ranking 7 and 6 among 17 and 10 funds, respectively, for the same Lipper category for the five and ten years ended March 31, 2003, with cumulative total returns of 28.72%* and 68.02%,* respectively. Throughout the fiscal year, we maintained a basically defensive posture, as we awaited definitive signs of economic improvement and/or higher interest rates from the Federal Reserve. We believe this strategy proved effective. To this end, in the fiscal first quarter, we maintained a defensive strategy, raising cash by roughly 5 percentage points to about 18% as rates dropped, and sold some of the Fund's shorter (and better-performing) bonds. We did lower the Fund's average maturity slightly to roughly 6.75 years in the quarter. In the fiscal second quarter, we continued to raise cash, from 18% to 29% by the end of the three-month period. We also brought the average maturity down from 6.75 to roughly 6.0 years, and the duration from 5.5 years to 5.1 years. Duration is a measure of a security's price sensitivity to changes in interest rates. We continued to keep the Fund's somewhat longer holdings and move out of the shorter, better-performing securities. Even with the substantial cash level, Fund performance remained strong in the period. The same can be said for the fiscal third quarter, although we did deploy some cash in the period, bringing the level from roughly 29% to 25%. In the fiscal fourth quarter, we sold several 5-year issues in favor of 10-year bonds. We also extended the average maturity of the Fund slightly to 6.25 years; we kept duration roughly the same at about 5.25 years. We kept cash at roughly 24%. As the yield curve flattened modestly in the period, the Fund benefited accordingly.

                                    [CHART]

---------------------------------------------
New York Intermediate-Term Tax-Exempt Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/31/03*
---------------------------------------------
     1 Year     5 Years       10 Years
---------------------------------------------
      8.96%       5.18%        5.33%
---------------------------------------------

                New York        Lehman Brothers   Merrill Lynch    Merrill Lynch
            Intermediate-Term   5 Year Municipal  3-7 Year Muni   7-12 Year Muni
             Tax-Exempt Fund      Bond Index***     Index#            Index##
            -----------------   ----------------  -------------   --------------
  3/31/93        $10,000            $10,000         $10,000          $10,000
  3/31/94        $10,187            $10,267          $9,972          $10,014
  3/31/95        $10,803            $10,853         $10,696          $10,333
  3/31/96        $11,535            $11,644         $11,650          $11,809
  3/31/97        $12,049            $12,134         $12,191          $12,397
  3/31/98        $13,055            $13,062         $13,176          $13,809
  3/31/99        $13,729            $13,810         $13,941          $14,660
  3/31/00        $13,663            $13,934         $14,019          $14,696
  3/31/01        $15,039            $15,250         $15,459          $16,435
  3/31/02        $15,421            $15,840         $15,964          $16,986
  3/31/03        $16,803            $17,402         $17,606          $18,796


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax.

   The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. Beginning with this report, we are now comparing the Fund's performance to the Merrill Lynch 3-7 Year and 7-12 Year Muni Indices rather than the Lehman Brothers 5 Year Municipal Bond Index as these indices better represent the Fund's investment universe. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
* Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Lipper, Inc. -- Lipper is an independent mutual fund performance monitor.
*** Source: Lehman Brothers -- the Lehman Brothers 5 Year Municipal Bond Index is an unmanaged total return performance benchmark for investment-grade tax-exempt bonds maturing in five years, calculated by using municipal bonds selected as representative of the market.
 # Source: Merrill Lynch -- the Merrill Lynch 3-7 Year Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody's investment grade rating and maturities of three to seven years.
## Source: Merrill Lynch -- the Merrill Lynch 7-12 Year Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody's investment grade rating and maturities of seven to twelve years.
+ Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR TAX-EXEMPT FUNDS, INC.              CALIFORNIA TAX-EXEMPT INCOME FUND
--------------------------------------------------------------------------------

   Municipal Bond yields continued to rally throughout the fiscal year ended March 31, 2003. During this period, California AAA five-year bond yields declined approximately 120 basis points. Non-California bonds declined even further, bringing California yields in line with their national counterparts. California led the way with the largest supply of new issues. After months of waiting the State issued the much anticipated power bonds. The proceeds were used to repay the State for power purchased during the 2001 energy crisis. In addition, the State issued billions in revenue anticipation notes and general obligation bonds. California, along with many states, is experiencing budget shortfalls. As a result, the State's ratings have been lowered to A2/A. The Governor has proposed many budget cuts as well as tax increases to close the gap. During the year the Fund had limited exposure to uninsured bonds that are dependent on the State's general fund for payment. Only 2% to 3% of the Fund was held in single A-rated state bonds. Approximately 80% of the Fund was invested in AAA rated bonds. While many of the bonds purchased are backed by municipal insurance, we analyze the underlying credit and never rely solely on the insurance for interest and principal payments. Throughout the fiscal year we generally kept the Fund's average maturity just under four years. New purchases have been limited to slightly shorter maturities, as we remain defensive in this low interest rate environment.

                                    [CHART]

---------------------------------------------
    California Tax-Exempt Income Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/1/03*
---------------------------------------------
                           Since Inception
     1 Year     5 Years      (10/1/96)
---------------------------------------------
      6.59%       4.56%        4.81%
---------------------------------------------

                                               Merrill Lynch
             California Tax-Exempt          3-7 Year Municipal
                 Income Fund                      Index**
             ---------------------          ------------------
10/01/1996         $10,000                        $10,000
 3/31/1997         $10,105                        $10,188
 3/31/1998         $10,854                        $10,973
 3/31/1999         $11,369                        $11,608
 3/31/2000         $11,501                        $11,717
 3/31/2001         $12,320                        $12,887
 3/31/2002         $12,729                        $13,338
 3/31/2003         $13,568                        $14,771


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 10/1/96 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Merrill Lynch -- the Merrill Lynch 3-7 Year Municipal Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody's investment grade rating and maturities of three to seven years.
  + Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Excelsior Tax-Exempt Funds, Inc.
Statements of Assets and Liabilities
March 31, 2003



                                                                                    New York
                                                      Intermediate-  Short-Term   Intermediate-  California
                                          Long-Term       Term       Tax-Exempt       Term       Tax-Exempt
                                          Tax-Exempt   Tax-Exempt    Securities    Tax-Exempt      Income
                                             Fund         Fund          Fund          Fund          Fund
                                         -----------  ------------- ------------  ------------- -----------
ASSETS:
 Investments, at cost-see accompanying
  portfolios............................ $90,216,671  $383,583,596  $284,723,873  $172,720,543  $61,639,026
                                         ===========  ============  ============  ============  ===========
 Investments, at value (Note 1)......... $92,660,054  $400,101,143  $285,581,260  $179,654,609  $64,569,027
 Interest receivable....................     910,642     4,142,402     2,393,861     2,274,455      743,717
 Receivable for investments sold........          --            --     9,150,000     6,095,000           --
 Receivable for fund shares sold........   1,850,087     4,076,049        36,096         3,029    2,199,451
                                         -----------  ------------  ------------  ------------  -----------
  Total Assets..........................  95,420,783   408,319,594   297,161,217   188,027,093   67,512,195
LIABILITIES:
 Payable for dividends declared.........     187,176       926,127       270,807       393,877      192,042
 Payable for fund shares redeemed.......     194,320        79,256        94,797       108,577       45,282
 Payable for investments purchased......          --            --     5,378,000            --    1,042,240
 Investment advisory fees payable
  (Note 2)..............................      37,776       108,491        54,400        78,949       15,674
 Administration fees payable (Note 2)...       9,013        38,111        26,927        17,836        6,101
 Shareholder servicing fees payable
  (Note 2)..............................       7,219        14,622        18,791         1,769        6,107
 Directors' fees payable (Note 2).......         345         1,432           996           670          224
 Accrued expenses and other
  payables..............................      19,452        49,900        34,554        25,245       10,779
                                         -----------  ------------  ------------  ------------  -----------
  Total Liabilities.....................     455,301     1,217,939     5,879,272       626,923    1,318,449
                                         -----------  ------------  ------------  ------------  -----------
NET ASSETS.............................. $94,965,482  $407,101,655  $291,281,945  $187,400,170  $66,193,746
                                         ===========  ============  ============  ============  ===========
NET ASSETS consist of:
 Distributions in excess of net
  investment income..................... $        --  $         --  $         --  $         --  $    (1,611)
 Accumulated net realized gain (loss) on
  investments...........................  (2,575,172)    8,654,023       (90,438)    2,409,327        1,556
 Unrealized appreciation (depreciation)
  of investments........................   2,443,383    16,517,547       857,387     6,934,066    2,930,001
 Par value (Note 5).....................       9,544        41,184        40,468        20,544        8,842
 Paid-in capital in excess of par value.  95,087,727   381,888,901   290,474,528   178,036,233   63,254,958
                                         -----------  ------------  ------------  ------------  -----------
Total Net Assets........................ $94,965,482  $407,101,655  $291,281,945  $187,400,170  $66,193,746
                                         ===========  ============  ============  ============  ===========
Shares of Common Stock Outstanding......   9,544,458    41,184,497    40,467,701    20,543,755    8,841,560
NET ASSET VALUE PER SHARE...............       $9.95         $9.88         $7.20         $9.12        $7.49
                                               =====         =====         =====         =====        =====


                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Statements of Operations
Year Ended March 31, 2003



                                                                                   New York
                                                       Intermediate- Short-Term  Intermediate- California
                                           Long-Term       Term      Tax-Exempt      Term      Tax-Exempt
                                           Tax-Exempt   Tax-Exempt   Securities   Tax-Exempt     Income
                                              Fund         Fund         Fund         Fund         Fund
                                           ----------  ------------- ----------  ------------- ----------
INVESTMENT INCOME:
 Interest income.......................... $4,061,536   $14,334,653  $4,796,751   $ 6,905,113  $2,382,994
                                           ----------   -----------  ----------   -----------  ----------
EXPENSES:
 Investment advisory fees (Note 2)........    542,936     1,357,925     703,336       961,749      38,286
 Administration fees (Note 2).............    164,781       537,621     355,618       281,439      92,912
 Shareholder servicing fees (Note 2)......     55,871       187,921     175,797        22,662     134,367
 Transfer agent fees (Note 2).............     25,443        25,793       8,990        10,716       4,382
 Legal and audit fees.....................     17,043        62,465      37,231        33,535      20,732
 Registration and filing fees.............     10,524        20,034      16,596        10,274       1,114
 Custodian fees...........................     10,347        31,233      20,072        19,122       7,576
 Directors' fees and expenses (Note 2)....      7,609        17,955       9,680         8,538       2,198
 Shareholder reports......................      4,780        19,572      14,285         9,483       2,367
 Miscellaneous expenses...................     10,280        30,031      17,720        11,049       7,373
                                           ----------   -----------  ----------   -----------  ----------
  Total Expenses..........................    849,614     2,290,550   1,359,325     1,368,567     311,307
 Fees waived and reimbursed by:
  Investment adviser (Note 2).............    (29,992)     (122,625)   (169,473)      (16,698)         --
  Administrators (Note 2).................    (45,395)     (157,920)    (94,665)      (76,876)    (25,175)
                                           ----------   -----------  ----------   -----------  ----------
  Net Expenses............................    774,227     2,010,005   1,095,187     1,274,993     286,132
                                           ----------   -----------  ----------   -----------  ----------
NET INVESTMENT INCOME.....................  3,287,309    12,324,648   3,701,564     5,630,120   2,096,862
                                           ----------   -----------  ----------   -----------  ----------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS (Note 1):
 Net realized gain on security
  transactions............................  1,512,685    11,353,856       1,826     5,908,606          23
 Change in unrealized appreciation/
  depreciation of investments during the
  year....................................  4,049,677    11,066,477     679,319     4,637,865   1,810,327
                                           ----------   -----------  ----------   -----------  ----------
 Net realized and unrealized gain on
  investments.............................  5,562,362    22,420,333     681,145    10,546,471   1,810,350
                                           ----------   -----------  ----------   -----------  ----------
 Net increase in net assets resulting from
  operations.............................. $8,849,671   $34,744,981  $4,382,709   $16,176,591  $3,907,212
                                           ==========   ===========  ==========   ===========  ==========



                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Statements of Changes in Net Assets




                                                                                         New York
                                                           Intermediate-  Short-Term   Intermediate-  California
                                              Long-Term        Term       Tax-Exempt       Term       Tax-Exempt
                                              Tax-Exempt    Tax-Exempt    Securities    Tax-Exempt      Income
                                                 Fund          Fund          Fund          Fund          Fund
                                             ------------  ------------- ------------  ------------- -----------
Year Ended March 31, 2003
Net investment income....................... $  3,287,309  $ 12,324,648  $  3,701,564  $  5,630,120  $ 2,096,862
Net realized gain on security transactions..    1,512,685    11,353,856         1,826     5,908,606           23
Change in unrealized appreciation/
 depreciation of investments during the year    4,049,677    11,066,477       679,319     4,637,865    1,810,327
                                             ------------  ------------  ------------  ------------  -----------
Net increase in net assets resulting from
 operations.................................    8,849,671    34,744,981     4,382,709    16,176,591    3,907,212
Distributions to shareholders:
 From net investment income.................   (3,310,944)  (12,412,447)   (3,712,472)   (5,629,628)  (2,115,423)
 From net realized gain on investments......           --    (2,583,052)           --    (2,636,726)     (11,988)
                                             ------------  ------------  ------------  ------------  -----------
Total distributions to shareholders.........   (3,310,944)  (14,995,499)   (3,712,472)   (8,266,354)  (2,127,411)
Increase (decrease) in net assets from fund
 share transactions (Note 5)................  (25,750,812)   17,333,876   124,921,748       882,030    6,184,103
                                             ------------  ------------  ------------  ------------  -----------
Net increase (decrease) in net assets.......  (20,212,085)   37,083,358   125,591,985     8,792,267    7,963,904
NET ASSETS:
 Beginning of year..........................  115,177,567   370,018,297   165,689,960   178,607,903   58,229,842
                                             ------------  ------------  ------------  ------------  -----------
 End of year (1)............................ $ 94,965,482  $407,101,655  $291,281,945  $187,400,170  $66,193,746
                                             ============  ============  ============  ============  ===========
--------
 (1)Including distributions in excess of net
    investment income.......................           --            --            --            --  $    (1,611)
                                             ============  ============  ============  ============  ===========
Year Ended March 31, 2002
Net investment income....................... $  4,637,941  $ 13,529,620  $  3,104,399  $  5,806,019  $ 2,013,252
Net realized gain on security transactions..    1,302,361     4,854,893       948,837     1,147,824       12,210
Change in unrealized appreciation/
 depreciation of investments during the year   (3,180,187)   (9,712,520)     (918,670)   (2,946,756)    (267,448)
                                             ------------  ------------  ------------  ------------  -----------
Net increase in net assets resulting from
 operations.................................    2,760,115     8,671,993     3,134,566     4,007,087    1,758,014
Distributions to shareholders:
 From net investment income.................   (4,655,891)  (13,510,639)   (3,092,479)   (5,806,511)  (2,008,228)
 From net realized gain on investments......           --    (2,341,038)     (220,927)           --      (80,718)
                                             ------------  ------------  ------------  ------------  -----------
Total distributions to shareholders.........   (4,655,891)  (15,851,677)   (3,313,406)   (5,806,511)  (2,088,946)
Increase (decrease) in net assets from fund
 share transactions (Note 5)................  (18,441,746)   36,027,625    82,533,159    35,986,624    3,956,191
                                             ------------  ------------  ------------  ------------  -----------
Net increase (decrease) in net assets.......  (20,337,522)   28,847,941    82,354,319    34,187,200    3,625,259
NET ASSETS:
 Beginning of year..........................  135,515,089   341,170,356    83,335,641   144,420,703   54,604,583
                                             ------------  ------------  ------------  ------------  -----------
 End of year (2)............................ $115,177,567  $370,018,297  $165,689,960  $178,607,903  $58,229,842
                                             ============  ============  ============  ============  ===========
--------
 (2)Including undistributed (distributions
    in excess of) net investment income..... $     23,635  $     87,799  $     10,908  $       (492) $    18,562
                                             ============  ============  ============  ============  ===========


                      See Notes to Financial Statements.

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

Excelsior Tax-Exempt Funds, Inc.
Financial Highlights -- Selected Per Share Data and Ratios


For a Fund share outstanding throughout each period.

                      Net Asset             Net Realized             Dividends  Distributions
                       Value,      Net     and Unrealized Total From  From Net     From Net
                      Beginning Investment Gain (Loss) on Investment Investment Realized Gain
                      of Period   Income    Investments   Operations   Income   on Investments
                      --------- ---------- -------------- ---------- ---------- --------------
LONG-TERM TAX-EXEMPT FUND -- (2/5/86*)
 Year Ended March 31,
 1999................  $10.03     $0.42        $ 0.12       $ 0.54     $(0.42)      $(0.28)
 2000................    9.87      0.42         (0.82)       (0.40)     (0.42)       (0.06)
 2001................    8.99      0.40          0.63         1.03      (0.40)          --
 2002................    9.62      0.36         (0.14)        0.22      (0.36)          --
 2003................    9.48      0.29          0.47         0.76      (0.29)          --
INTERMEDIATE-TERM TAX-EXEMPT FUND -- (12/3/85*)
 Year Ended March 31,
 1999................  $ 9.48     $0.38        $ 0.14       $ 0.52     $(0.38)      $(0.13)
 2000................    9.49      0.37         (0.43)       (0.06)     (0.37)          --
 2001................    9.06      0.38          0.51         0.89      (0.38)          --
 2002................    9.57      0.35         (0.12)        0.23      (0.35)       (0.06)
 2003................    9.39      0.31          0.55         0.86      (0.31)       (0.06)
SHORT-TERM TAX-EXEMPT SECURITIES FUND -- (12/31/92*)
 Year Ended March 31,
 1999................  $ 7.11     $0.26        $ 0.06       $ 0.32     $(0.26)          --
 2000................    7.17      0.25         (0.15)        0.10      (0.25)          --
 2001................    7.02      0.28          0.13         0.41      (0.28)          --
 2002................    7.15      0.20          0.03         0.23      (0.20)      $(0.01)
 2003................    7.17      0.12          0.03         0.15      (0.12)          --
NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND -- (5/31/90*)
 Year Ended March 31,
 1999................  $ 8.79     $0.33        $ 0.12       $ 0.45     $(0.33)      $(0.11)
 2000................    8.80      0.32         (0.37)       (0.05)     (0.32)       (0.09)
 2001................    8.34      0.33          0.49         0.82      (0.33)          --
 2002................    8.83      0.31         (0.09)        0.22      (0.31)          --
 2003................    8.74      0.27          0.51         0.78      (0.27)       (0.13)
CALIFORNIA TAX-EXEMPT INCOME FUND -- (10/1/96*)
 Year Ended March 31,
 1999................  $ 7.18     $0.27        $ 0.07       $ 0.34     $(0.27)          --
 2000................    7.25      0.26         (0.18)        0.08      (0.26)          --
 2001................    7.07      0.26          0.23         0.49      (0.26)          --
 2002................    7.30      0.26         (0.02)        0.24      (0.26)      $(0.01)
 2003................    7.27      0.25          0.22         0.47      (0.25)          --(2)

* Commencement of Operations
(1)Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrators.
(2)Amount represents less than $0.01 per share.


                      See Notes to Financial Statements.

                                         Ratio of  Ratio of
                                            Net      Gross
                                         Operating Operating  Ratio of
              Net Asset           Net    Expenses  Expenses     Net
               Value,           Assets,     to        to     Investment
                 End            End of    Average   Average  Income to  Portfolio   Fee
    Total        of     Total   Period      Net       Net     Average   Turnover  Waivers
Distributions  Period   Return  (000's)   Assets   Assets(1) Net Assets   Rate    (Note 2)
------------- --------- ------  -------- --------- --------- ---------- --------- --------

   $(0.70)      $9.87    5.42%  $182,447   0.76%     0.86%      4.17%       88%    $0.01
    (0.48)       8.99   (4.01)%  121,998   0.75%     0.83%      4.54%       78%     0.01
    (0.40)       9.62   11.69%   135,515   0.77%     0.83%      4.33%       60%     0.01
    (0.36)       9.48    2.29%   115,178   0.72%     0.82%      3.66%       35%     0.01
    (0.29)       9.95    8.12%    94,965   0.70%     0.77%      2.99%       51%     0.01
   $(0.51)      $9.49    5.53%  $323,988   0.58%     0.64%      3.95%       48%       --
    (0.37)       9.06   (0.58)%  292,671   0.57%     0.64%      4.06%       91%    $0.01
    (0.38)       9.57   10.07%   341,170   0.57%     0.64%      4.17%       84%     0.01
    (0.41)       9.39    2.41%   370,018   0.52%     0.64%      3.67%       67%     0.01
    (0.37)       9.88    9.31%   407,102   0.51%     0.59%      3.15%       48%     0.01
   $(0.26)      $7.17    4.51%  $ 45,161   0.58%     0.65%      3.58%       47%       --
    (0.25)       7.02    1.39%    54,226   0.56%     0.63%      3.54%      130%       --
    (0.28)       7.15    5.94%    83,336   0.58%     0.65%      3.97%       42%       --
    (0.21)       7.17    3.20%   165,690   0.48%     0.55%      2.60%      111%    $0.01
    (0.12)       7.20    2.04%   291,282   0.46%     0.58%      1.57%       31%     0.01
   $(0.44)      $8.80    5.16%  $154,827   0.73%     0.75%      3.75%       65%       --
    (0.41)       8.34   (0.51)%  126,378   0.73%     0.75%      3.82%       64%       --
    (0.33)       8.83   10.02%   144,421   0.73%     0.75%      3.90%       39%       --
    (0.31)       8.74    2.54%   178,608   0.67%     0.72%      3.53%       45%       --(2)
    (0.40)       9.12    8.96%   187,400   0.67%     0.72%      2.96%       43%       --(2)
   $(0.27)      $7.25    4.74%  $ 64,911   0.50%     1.08%      3.65%        5%    $0.04
    (0.26)       7.07    1.13%    65,034   0.50%     0.95%      3.67%       16%     0.03
    (0.26)       7.30    7.09%    54,605   0.50%     0.97%      3.69%        6%     0.03
    (0.27)       7.27    3.32%    58,230   0.50%     0.87%      3.55%        4%     0.03
    (0.25)       7.49    6.59%    66,194   0.46%     0.50%      3.36%        9%       --(2)


                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2003
Long-Term Tax-Exempt Fund


Principal                                                       Value
 Amount                                                        (Note 1)
----------                                                    -----------
TAX-EXEMPT SECURITIES -- 81.40%
$4,000,000 Chicago, Illinois, General Obligation Bonds,
            (FGIC), 5.250%, 01/01/28......................... $ 4,121,080
 4,000,000 +Clark County, Nevada, School District General
            Obligation Bonds, Series A, (FSA), 1.125%,
            06/15/21.........................................   4,000,000
 4,000,000 Colorado Springs, Colorado Utilities, Revenue
            Bonds, Series A, 5.000%, 11/15/29................   4,055,000
 4,000,000 Florida State Board of Education Capital Outlay
            General Obligation Bonds, Series A, 5.000%,
            06/01/27.........................................   4,063,320
 4,000,000 Florida State Jea St. Johns River Power Park
            System Revenue Bonds, 17th Series, 5.250%,
            10/01/13.........................................   4,440,000
 4,000,000 Long Island Power Authority, New York, Electric
            System Revenue Bonds, Series A, (MBIA), 5.250%,
            12/01/26.........................................   4,124,840
 4,000,000 Los Angeles, California, Department of Water &
            Power Revenue Bonds, Series A, (FGIC), 5.000%,
            07/01/36.........................................   4,079,840
 4,000,000 Massachusetts State Turnpike Authority,
            Metropolitan Highway Systems Revenue Bonds,
            Series A, (AMBAC), 5.250%, 01/01/29..............   4,134,960
 2,000,000 +Minneapolis, Minnesota, General Obligation
            Bonds, Series A, 1.200%, 03/01/27................   2,000,000
 4,000,000 New Jersey Health Care Facilities Financing
            Authority Revenue Bonds, St. Barnabas Health
            Center, Series B, (MBIA), 4.750%, 07/01/28.......   4,004,280
 4,000,000 New York State Dormitory Authority, New York &
            Presbyterian Hospital Revenue Bonds,
            (AMBAC), 4.750%, 08/01/27........................   4,018,280
 4,000,000 New York State Metropolitan Transportation
            Authority Revenue Bonds, Series A,
            (AMBAC), 5.500%, 11/15/15........................   4,553,680
 4,000,000 +North Carolina State General Obligation Bonds,
            Series D, 1.100%, 06/01/19.......................   4,000,000
 4,000,000 Pennsylvania State General Obligation Bonds, 2nd
            Series, (FSA), 5.500%, 05/01/16..................   4,527,680
 4,500,000 +Pennsylvania State University Revenue Bonds,
            Series A, 1.140%, 04/01/31.......................   4,500,000
 4,500,000 +Salt Lake County, Utah, Pollution Control
            Authority Revenue Bonds, Service Station
            Holdings Project, 1.150%, 02/01/08...............   4,500,000

Principal                                                       Value
 Amount                                                        (Note 1)
----------                                                    -----------
TAX-EXEMPT SECURITIES -- (continued)
$4,000,000 +Sublette County, Wyoming, Pollution Control
            Authority Revenue Bonds, Exxon Project, 1.125%,
            11/01/14......................................... $ 4,000,000
 4,000,000 Triborough Bridge & Tunnel Authority Revenue
            Bonds, Series A, 5.000%, 01/01/27................   4,047,720
 4,000,000 Washington State, General Obligation Bonds,
            Series C, (FSA), 5.250%, 01/01/26................   4,130,000

                                                              -----------
                                                               77,300,680

                                                              -----------
TAX-EXEMPT SECURITIES -- BACKED BY LETTERS OF
CREDIT --8.95%
           BAYERISCHE HYPO-UND VEREINSBANK
 4,000,000 +Clark County, Nevada, Airport Improvement
            Revenue Bonds, Series A, (MBIA), 1.250%, 07/01/12   4,000,000
           BAYERISCHE LANDESBANK
 4,500,000 +Baltimore, Maryland, Industrial Development
            Authority, Capital Acquisition Revenue
            Bonds, 1.150%, 08/01/16..........................   4,500,000

                                                              -----------
                                                                8,500,000

                                                              -----------
TAX-EXEMPT SECURITIES -- ESCROWED IN U.S.
GOVERNMENTS -- 4.24%
 4,000,000 New York City, New York, Metropolitan
            Transportation Authority Revenue Bonds, Commuter
            Facilities Project, Series B, (FGIC), 4.750%,
            07/01/26 (Escrowed to Maturity)..................   4,024,079

                                                              -----------

 Shares
----------
OTHER INVESTMENTS -- 2.98%
         1 Dreyfus Tax Exempt Cash Fund......................           1
 2,835,294 Provident Tax-Exempt Municipal Fund...............   2,835,294

                                                              -----------
                                                                2,835,295

                                                              -----------

TOTAL INVESTMENTS (Cost $90,216,671*).............  97.57% $92,660,054
OTHER ASSETS & LIABILITIES (NET)..................   2.43    2,305,428
                                                   ------  -----------
NET ASSETS........................................ 100.00% $94,965,482
                                                   ======  ===========


                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2003
Long-Term Tax-Exempt Fund -- (continued)


--------
* For Federal tax purposes, the tax basis of investments aggregates $90,244,575. + Variable rate demand bonds and notes are payable upon not more than seven business days notice.
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
FSA--Financial Security Assurance
MBIA--Municipal Bond Insurance Assoc.

Notes:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 2003, approximately 13% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

 At March 31, 2003, approximately, 22% of the net assets are invested in New York municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.


                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2003
Intermediate-Term Tax-Exempt Fund


 Principal                                                        Value
  Amount                                                         (Note 1)
-----------                                                    ------------
TAX-EXEMPT SECURITIES -- 89.52%
$10,000,000 +Alaska State Housing Finance Authority, Capital
             Project Revenue Bonds, Series C, (MBIA), 1.125%,
             07/01/22......................................... $ 10,000,000
 10,000,000 Colorado Springs, Colorado, Utilities Revenue
             Bonds, Series A, 5.250%, 11/15/10................   11,400,000
  8,000,000 +Connecticut State Health & Education, Yale
             University Revenue Bonds, Series X-3, 1.125%,
             07/01/37.........................................    8,000,000
 10,000,000 Connecticut State Special Tax Obligation Revenue
             Bonds, Transportation Infrastructure, Series A,
             (FGIC), 5.500%, 10/01/10.........................   11,514,600
 10,000,000 Cook County, Illinois, General Obligation Bonds,
             Series D, (AMBAC), 5.250%, 11/15/11..............   11,275,800
 10,000,000 Dallas, Texas, Water Works & Sewer System Revenue
             Bonds, (FSA), 5.375%, 10/01/12...................   11,356,500
 10,000,000 Florida State Division Board Finance Department,
             General Services Revenue Bonds, Series A,
             Department of Environmental Protection-
             Preservation 2000, (FSA), 6.000%, 07/01/13.......   11,937,500
 10,000,000 Florida State Jea St. Johns River Power Park
             System Revenue Bonds, 17th Series, 5.250%,
             10/01/13.........................................   11,100,000
 10,000,000 Georgia State General Obligation Bonds, Series
             C, 6.500%, 04/01/10..............................   12,088,300
 10,000,000 +Gulf Coast, Texas, Waste Disposal Authority,
             Amoco Oil Revenue Bonds, 1.100%, 10/01/17........   10,000,000
 10,000,000 Hawaii State General Obligation Bonds, Series CY,
             (FSA), 5.500%, 02/01/12..........................   11,417,300
 15,610,000 +Hennepin County, Minnesota, General Obligation
             Bonds, Series B, 1.000%, 12/01/20................   15,610,000
 10,000,000 Houston, Texas, Public Improvement General
             Obligation Bonds, Series A, (FSA), 5.500%,
             03/01/10.........................................   11,362,500
 10,000,000 Illinois State General Obligation Bonds, First
             Series, (MBIA), 5.500%, 08/01/14.................   11,492,800
 14,800,000 +Iowa State, Finance Authority, Multifamily
             Housing Village Court Association Revenue Bonds,
             Series B, 1.150%, 11/01/15.......................   14,800,000

 Principal                                                        Value
  Amount                                                         (Note 1)
-----------                                                    ------------
TAX-EXEMPT SECURITIES -- (continued)
$ 8,300,000 +Jackson County, Mississippi, Port Facility,
             Chevron USA Project, Revenue Bonds, 1.150%,
             06/01/23......................................... $  8,300,000
 10,000,000 Jefferson County, Colorado, School District
             General Obligation Bonds, (MBIA), 6.500%,
             12/15/11.........................................   12,376,700
 10,000,000 +Kansas State Department of Transportation
             Highway Revenue Bonds, Series C-1, 1.150%,
             09/01/19.........................................   10,000,000
 10,000,000 Kentucky State Property & Buildings Commission
             Revenue Bonds, Project No. 69, Series A,
             (FSA), 5.250%, 08/01/10..........................   11,325,000
 11,450,000 +Lincoln County, Wyoming, Pollution Control
             Authority Revenue Bonds, Exxon Project, 1.125%,
             08/01/15.........................................   11,450,000
 10,000,000 Los Angeles, California, Department of Water &
             Power Revenue Bonds, Series B, (MBIA), 5.000%,
             07/01/13.........................................   11,081,500
 10,000,000 Maryland State General Obligation Bonds, State &
             Local Facilities Loan, 1st Series, 5.250%,
             03/01/13.........................................   11,355,900
 10,000,000 Massachusetts State General Obligation Bonds,
             Series C, (FSA), 5.500%, 11/01/11................   11,470,700
 10,000,000 New Jersey State General Obligation Bonds, Series
             D, 6.000%, 02/15/11..............................   11,720,700
 20,000,000 New Jersey State Transportation Trust Fund
             Authority, Transportation Systems Revenue Bonds,
             Series C, (FSA), 5.500%, 12/15/10................   23,025,000
 10,000,000 New Jersey State Turnpike Authority Revenue
             Bonds, Series A, (MBIA), 5.750%, 01/01/10........   11,528,800
 10,000,000 New York State Dormitory Authority, State
             University Educational Facilities Revenue Bonds,
             Series B, (FSA), 5.250%, 05/15/11................   11,279,500
 10,000,000 Pennsylvania State General Obligation
             Bonds, 5.500%, 02/01/13..........................   11,506,800
 10,000,000 South Carolina State Public Services Authority
             Revenue Bonds, Series A, (FSA), 5.500%, 01/01/11.   11,411,400
 20,000,000 Texas State Lower Colorado River Authority
             Revenue Bonds, Series B, (FSA), 6.000%, 05/15/10.   23,240,400

                                                               ------------
                                                                364,427,700

                                                               ------------


                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2003
Intermediate-Term Tax-Exempt Fund -- (continued)


 Principal                                                        Value
  Amount                                                         (Note 1)
-----------                                                    ------------
TAX-EXEMPT SECURITIES -- ESCROWED IN U.S.
GOVERNMENTS --5.59%
$10,000,000 Chicago, Illinois, Metropolitan Water Reclamation
             District Authority General Obligation Bonds,
             Series A, 5.250%, 12/01/10 (Escrowed to Maturity) $ 11,425,000
 10,000,000 New Jersey State Transportation Trust Fund
             Authority, Transportation Systems Revenue Bonds,
             Series A, 5.250%, 06/15/11 (Escrowed to Maturity)   11,321,300

                                                               ------------
                                                                 22,746,300

                                                               ------------
  Shares
-----------
OTHER INVESTMENTS -- 3.17%
          1 Dreyfus Tax Exempt Cash Fund......................            1
 12,927,142 Provident Tax-Exempt Municipal Fund...............   12,927,142

                                                               ------------
                                                                 12,927,143

                                                               ------------

TOTAL INVESTMENTS (Cost $383,583,596*)............  98.28% $400,101,143
OTHER ASSETS & LIABILITIES (NET)..................   1.72     7,000,512
                                                   ------  ------------
NET ASSETS........................................ 100.00% $407,101,655
                                                   ======  ============

--------
* Aggregate cost for Federal tax and book purposes.
+ Variable rate demand bonds and notes are payable upon not more than seven business days notice.
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
FSA--Financial Security Assurance
MBIA--Municipal Bond Insurance Assoc.

Notes:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 2003, approximately, 6% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

 At March 31, 2003, approximately, 14% and 14% of the net assets are invested in New Jersey and Texas municipal securities, respectively. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.


                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2003
Short-Term Tax-Exempt Securities Fund


 Principal                                                       Value
  Amount                                                        (Note 1)
-----------                                                    -----------
TAX-EXEMPT SECURITIES -- 84.02%
$ 5,000,000 Alabama State General Obligation Bonds, Series
             A, 5.500%, 10/01/03.............................. $ 5,106,900
  5,000,000 Arizona State, Transportation Board Highway
             Revenue Bonds, 4.500%, 07/01/03..................   5,041,800
  7,000,000 Chicago, Illinois, General Obligation Bonds,
             Series A, (AMBAC), 5.000%, 01/01/04..............   7,204,400
  5,000,000 Colorado Springs, Colorado Utilities Revenue
             Bonds, Series A, 5.000%, 11/15/03................   5,121,950
 15,000,000 Connecticut State General Obligation Bonds,
             Series F, 5.000%, 11/15/03.......................  15,366,900
  6,100,000 +Connecticut State Health & Educational
             Facilities Revenue Bonds, Yale University,
             Series T-1, 1.125%, 07/01/29.....................   6,100,000
  5,000,000 Connecticut State Special Tax Obligation Revenue
             Bonds, Transportation Infrastructure, Series
             B, 5.000%, 10/01/03..............................   5,097,650
  6,400,000 +Curators University of Missouri, System
             Facilities Revenue Bonds, Series A, 1.200%,
             11/01/32.........................................   6,400,000
  6,000,000 Delaware River Port Authority Revenue Bonds of
             Pennsylvania & New Jersey, Series B,
             (AMBAC), 5.250%, 01/01/04........................   6,186,300
 10,000,000 +Hurley, New Mexico, Pollution Control Authority
             Revenue Bonds, Kennecott Santa Fe, 1.150%,
             12/01/15.........................................  10,000,000
 13,000,000 +Lower Neches Valley, Texas, Industrial
             Development Authority, Exxon Mobil Revenue
             Bonds, Series A, 1.100%, 11/01/29................  13,000,000
  5,000,000 Maryland State General Obligation Bonds, State &
             Local Facilities Loan, 1st Series, 5.125%,
             08/01/03.........................................   5,066,900
 10,000,000 Maryland State General Obligation Bonds, State &
             Local Facilities Loan, 2nd Series, 4.000%,
             02/01/04.........................................  10,241,500
 10,000,000 Massachusetts State General Obligation Bonds,
             Series A, 4.000%, 09/01/03.......................  10,120,200
  7,500,000 +Mecklenburg County, North Carolina, General
             Obligation Bonds, Series C, 1.150%, 02/01/21.....   7,500,000
 11,000,000 +Michigan State University Revenue Bonds, Series
             A, 1.150%, 08/15/32..............................  11,000,000

 Principal                                                        Value
  Amount                                                         (Note 1)
-----------                                                    ------------
TAX-EXEMPT SECURITIES -- (continued)
$ 9,200,000 +Minneapolis, Minnesota, General Obligation
             Bonds, 1.200%, 12/01/18.......................... $  9,200,000
  5,000,000 Mississippi State General Obligation Bonds,
             Gaming Counties Highway Improvements Project,
             Series B, 4.500%, 10/01/03.......................    5,085,100
  5,000,000 New Jersey State General Obligation Bonds, Series
             D, 5.500%, 02/15/04..............................    5,190,050
  5,000,000 New Mexico State Severance Tax Revenue Bonds,
             Series B, 4.750%, 07/01/03.......................    5,044,950
  5,000,000 Ohio State General Obligation Bonds, Highway
             Capital Improvements, Series E, 5.250%, 05/01/03.    5,016,300
  5,000,000 Ohio State Highway Capital Improvements Authority
             General Obligation Bonds, Series F, 5.000%,
             05/01/04.........................................    5,206,100
  3,000,000 San Antonio, Texas, General Obligation
             Bonds, 4.000%, 08/01/03..........................    3,028,740
  5,000,000 Santa Fe, New Mexico, Public School District
             General Obligation Bonds, 4.000%, 08/01/03.......    5,047,750
  5,000,000 Snohomish County, Washington, Public Utility
             District No. 1 Electric Revenue Bonds, (when
             issued), 5.000%, 12/01/05........................    5,400,250
  5,000,000 +St. Joseph County, Indiana, Educational
             Facilities Revenue Bonds, University of Notre
             Dame Du Lac Project, 1.150%, 03/01/37............    5,000,000
 10,000,000 +Texas State General Obligation Bonds, 1.200%,
             08/29/03.........................................   10,000,000
 11,100,000 +Texas State Water Development Board Revenue
             Bonds, State Revolving Fund, 1.150%, 07/15/22....   11,100,000
 10,000,000 Topeka, Kansas, General Obligation Bonds, Series
             A, 4.000%, 12/01/03..............................   10,189,100
 11,150,000 +Triborough Bridge & Tunnel Authority Revenue
             Bonds, Series 327, (MBIA), 1.200%, 11/15/20......   11,150,000
  6,845,000 +University of Michigan Hospital Revenue Bonds,
             Series A, 1.150%, 12/01/27.......................    6,845,000
  4,620,000 Utah State General Obligation Bonds, 5.500%,
             07/01/03.........................................    4,670,173
  9,000,000 Wisconsin Transportation Revenue Bonds, Series
             97A, 1.050%, 04/07/03............................    8,999,550

                                                               ------------
                                                                244,727,563

                                                               ------------


                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2003
Short-Term Tax-Exempt Securities Fund -- (continued)


 Principal                                                        Value
  Amount                                                         (Note 1)
-----------                                                    ------------
TAX-EXEMPT SECURITIES -- ESCROWED IN U.S.
GOVERNMENTS -- 13.15%
$ 5,000,000 Atlanta, Georgia, Water & Sewer Revenue
             Bonds, 5.000%, 01/01/09 (Prerefunded 01/01/04 @
             102)............................................. $  5,244,450
  5,000,000 Connecticut State General Obligation Bonds,
             Series A, 5.650%, 03/15/12 (Prerefunded 03/15/04
             @ 101.5).........................................    5,292,550
  5,000,000 Georgia State Municipal Electric Authority
             Revenue Bonds, Project One, Sub-Series A,
             (AMBAC), 6.250%, 01/01/14 (Prerefunded 01/01/04
             @ 102)...........................................    5,290,650
  5,000,000 Illinois State, Metropolitan Pier & Exposition
             Revenue Bonds, 6.500%, 06/15/27 (Prerefunded
             06/15/03 @ 102)..................................    5,153,950
 10,000,000 New Jersey State Economic Development, Authority
             Market Transition Facilities Revenue Bonds,
             Series A, (MBIA), 5.875%, 07/01/11 (Prerefunded
             07/01/04 @ 102)..................................   10,787,500
    380,000 Utah State General Obligation Bonds, 5.500%,
             07/01/03 (Escrowed to Maturity)..................      384,108
  6,000,000 Virginia State General Obligation Bonds, 6.400%,
             06/01/08 (Prerefunded 06/01/03 @ 102)............    6,171,180

                                                               ------------
                                                                 38,324,388

                                                               ------------

  Shares
-----------
OTHER INVESTMENTS -- 0.87%
          1 Dreyfus Tax Exempt Cash Fund......................            1
  2,529,308 Provident Tax-Exempt Municipal Fund...............    2,529,308

                                                               ------------
                                                                  2,529,309

                                                               ------------

TOTAL INVESTMENTS (Cost $284,723,873*)............  98.04% $285,581,260
OTHER ASSETS & LIABILITIES (NET)..................   1.96     5,700,685
                                                   ------  ------------
NET ASSETS........................................ 100.00% $291,281,945
                                                   ======  ============

--------
* Aggregate cost for Federal tax and book purposes.
+ Variable rate demand bonds and notes are payable upon not more than seven business days notice.
AMBAC--American Municipal Bond Assurance Corp.
MBIA--Municipal Bond Insurance Assoc.

Notes:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 2003, approximately, 13% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

 At March 31, 2003, approximately, 11% and 13% of the net assets are invested in Connecticut and Texas municipal securities, respectively. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.


                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2003
New York Intermediate-Term Tax-Exempt Fund


 Principal                                                       Value
  Amount                                                        (Note 1)
-----------                                                    -----------
TAX-EXEMPT SECURITIES -- 92.57%
$ 7,000,000 +Babylon, New York, General Obligation Bonds,
             (AMBAC), 1.100%, 09/01/17........................ $ 7,000,000
            Long Island Power Authority, New York Electric
             Authority Revenue Bonds, Series A,
 10,000,000  (AMBAC), 5.500%, 12/01/09........................  11,511,900
 10,000,000  5.500%, 12/01/11.................................  11,474,700
  5,000,000 Nassau County, New York, Interim Finance
             Authority Revenue Bonds, Series A,
             (MBIA), 5.750%, 11/15/11.........................   5,778,800
  8,000,000 +New York City, New York, General Obligation
             Bonds, Sub-Series H-2, (MBIA), 1.250%, 08/01/13..   8,000,000
  6,000,000 +New York City, New York, Multi-Family Housing
             Development Corporation Authority, Parkgate
             Development Project, Series A, (FNMA), 1.100%,
             10/15/28.........................................   6,000,000
  8,000,000 New York City, New York, Municipal Water Finance
             Authority Revenue Bonds, Series B,
             (FSA), 5.250%, 06/15/13..........................   8,810,080
 10,000,000 New York City, New York, Transitional Finance
             Authority Revenue Bonds, Series A, 5.250%,
             11/01/10.........................................  11,290,600
  8,000,000 New York City, New York, Transitional Finance
             Authority Revenue Bonds, Series C, 5.500%,
             02/01/09.........................................   9,060,000
 10,000,000 New York State Dormitory Authority Revenue Bonds,
             Series B, 5.250%, 11/15/23.......................  10,875,000
  5,000,000 New York State Dormitory Authority, Columbia
             University Revenue Bonds, Series A, 5.750%,
             07/01/08.........................................   5,780,550
  5,000,000 New York State Dormitory Authority, New York
             University Revenue Bonds, Series A,
             (AMBAC), 5.750%, 07/01/12........................   5,850,000
  7,600,000 +New York State Dormitory Authority, Public
             Library Project, Revenue Bonds, Series A,
             (MBIA), 1.100%, 07/01/28.........................   7,600,000
  8,000,000 New York State Dormitory Authority, State
             Personal Income Tax Revenue Bonds, Series
             A, 5.500%, 03/15/12..............................   9,049,440
  8,000,000 New York State Environmental Facilities Authority
             Revenue Bonds, Series E, (MBIA), 5.500%, 06/15/08   9,067,600

 Principal                                                        Value
  Amount                                                         (Note 1)
-----------                                                    ------------
TAX-EXEMPT SECURITIES -- (continued)
$ 5,000,000 New York State Local Government Assistance
             Authority Revenue Bonds, Series A-1,
             (FSA), 5.000%, 04/01/12.......................... $  5,517,600
  8,000,000 New York State Metropolitan Transportation
             Authority Revenue Bonds, Series A,
             (AMBAC), 5.500%, 11/15/15........................    9,107,360
 10,000,000 New York State Thruway Authority Service
             Construction Revenue Bonds, Local Highway &
             Bridge Project, 5.500%, 04/01/14.................   11,256,500
  5,000,000 New York State Urban Development Revenue Bonds,
             Correctional Facilities, Series A, 6.500%,
             01/01/10.........................................    5,910,350
  3,000,000 +Port Authority New York & New Jersey Special
             Obligation Revenue Bonds, Versatile Structure
             Obligations, Series 2, 1.200%, 05/01/19..........    3,000,000
  5,000,000 Puerto Rico Electric Power Authority Revenue
             Bonds, Series BB, (MBIA), 6.000%, 07/01/11.......    5,951,300
  5,575,000 West Chester County, New York, Health Revenue
             Bonds, Series C-1, 0.950%, 11/01/19..............    5,575,000

                                                               ------------
                                                                173,466,780

                                                               ------------
TAX-EXEMPT SECURITIES -- ESCROWED IN
U.S. GOVERNMENTS --3.07%
  5,000,000 Metropolitan Transportation Authority of New
             York, Transportation Facilities Revenue Bonds,
             Series M, (FGIC), 5.500%, 07/01/08 (Escrowed to
             Maturity)........................................    5,756,700

                                                               ------------

  Shares
-----------
OTHER INVESTMENT -- 0.23%
    431,129 Provident Institutional New York Money Fund.......      431,129

                                                               ------------

TOTAL INVESTMENTS (Cost $172,720,543*)............  95.87% $179,654,609
OTHER ASSETS & LIABILITIES (NET)..................   4.13     7,745,561
                                                   ------  ------------
NET ASSETS........................................ 100.00% $187,400,170
                                                   ======  ============


                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2003
New York Intermediate-Term Tax-Exempt Fund -- (continued)


--------
* Aggregate cost for Federal tax and book purposes.
+ Variable rate demand bonds and notes are payable upon not more than seven business days notice.
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance
MBIA--Municipal Bond Insurance Assoc.

Notes:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 2003, approximately, 3% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

 At March 31, 2003, approximately, 93% of the net assets are invested in New York municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.


                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2003
California Tax-Exempt Income Fund


Principal                                                       Value
 Amount                                                        (Note 1)
----------                                                    -----------
TAX-EXEMPT SECURITIES -- 81.42%
$  545,000 Alameda-Contra Costa, California, Certificates of
            Participation, Transportation District, (AMBAC),
            4.000%, 08/01/12................................. $   562,031
   595,000 Berkeley, California, Unified School District,
            General Obligation Bonds, (FGIC), 4.375%,
            08/01/06.........................................     647,277
   250,000 Burbank, California, Unified School District,
            General Obligation Bonds, (FGIC), 4.100%,
            08/01/03.........................................     252,542
    35,000 California Educational Facilities Authority,
            Santa Clara University Revenue Bonds,
            (MBIA), 4.900%, 09/01/06.........................      38,757
   750,000 California Educational Facilities Authority,
            Stanford University Revenue Bonds, Series
            R, 5.000%, 11/01/11..............................     840,000
   225,000 California Health Facilities Financing Authority
            Revenue Bonds, Cedar-Sinai Medical Center,
            Series A, (MBIA), 4.250%, 08/01/03...............     227,398
   275,000 California State Department of Transportation,
            Certificates of Participation, Series A,
            (MBIA), 4.400%, 03/01/04.........................     283,354
 1,000,000 California State Department of Water Resources
            Central Valley Project Revenue Bonds, Series
            T, 5.000%, 12/01/11..............................   1,100,840
   500,000 California State Department of Water Resources
            Central Valley Project Revenue Bonds, Series
            U, 4.000%, 12/01/06..............................     540,645
   250,000 California State Public Works Board, Lease
            Revenue Bonds, Department of Corrections, Series
            D, (MBIA), 4.850%, 09/01/08......................     277,755
   700,000 California State Public Works Board, Lease
            Revenue Bonds, Department of Health Services,
            Series A, 4.350%, 11/01/03.......................     710,976
   750,000 California State, General Obligation Bonds,
            6.250%, 04/01/08.................................     864,907
   750,000 California State, General Obligation Bonds,
            (MBIA), 7.500%, 10/01/07.........................     915,622
   315,000 Central Coast, Water Authority, California,
            Revenue Bonds, State Water Project, Series A,
            (AMBAC), 6.000%, 10/01/05........................     350,151
           Central Valley School District Financing
            Authority, California, School District General
            Obligation Bonds, Series A, (MBIA), 6.150%,
 1,000,000  08/01/09.........................................   1,186,610
   550,000  5.850%, 08/01/04.................................     584,331

Principal                                                       Value
 Amount                                                        (Note 1)
----------                                                    ----------
TAX-EXEMPT SECURITIES -- (continued)
$1,100,000 Cerritos, California, Public Financing Authority
            Tax Allocation Bonds, Redevelopment Project,
            Series A, (AMBAC), 3.000%, 11/01/10.............. $1,089,000
   545,000 Chino Basin, California, Regional Financing
            Authority Municipal Water District Sewer System
            Project, (AMBAC), 7.000%, 08/01/05...............    614,242
   350,000 Contra Costa County, California, Certificates of
            Participation, Capital Projects,
            (AMBAC), 4.625%, 02/01/07........................    382,333
           Contra Costa, California, Transportation
            Authority Sales Tax Revenue Bonds, Series A,
 1,000,000  (FGIC), 6.000%, 03/01/04.........................  1,044,850
   550,000  6.000%, 03/01/07.................................    627,902
 1,000,000  6.000%, 03/01/08.................................  1,158,280
   750,000 East Bay, California, Regional Park District
            Authority General Obligation Bonds, 5.000%,
            09/01/07.........................................    839,482
   250,000 Escondido, California, Unified School District
            General Obligation Bonds, Series A,
            (FGIC), 5.000%, 09/01/08.........................    280,425
 1,150,000 Fairfield-Suisun, Unified School District,
            California, General Obligation Bonds,
            (MBIA), 4.250%, 08/01/10.........................  1,231,937
   155,000 Fresno, California, Sewer Revenue Bonds, Series
            A-1, (AMBAC), 4.800%, 09/01/06...................    171,128
   750,000 Glendale, California, Unified School District
            General Obligation Bonds, Series D,
            (MBIA), 4.500%, 09/01/13.........................    792,188
   745,000 Los Altos, California, School District General
            Obligation Bonds, Series A, (FSA), 5.000%,
            08/01/06.........................................    825,475
   200,000 Los Angeles County, California, Public Works
            Financing Authority, Lease Revenue Bonds, Series
            A, (MBIA), 6.000%, 09/01/03......................    204,116
           Los Angeles County, California, Public Works
            Financing Authority, Revenue Bonds, Regional
            Park & Open Space District, Series A, 5.250%,
   300,000  10/01/05.........................................    327,984
   655,000  5.000%, 10/01/04.................................    691,254
   230,000 Los Angeles County, California, Schools
            Regionalized Business Services Certificates of
            Participation, Local Educational Agencies,
            Series B, (MBIA), 4.400%, 07/01/03...............    231,918


                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2003
California Tax-Exempt Income Fund -- (continued)


Principal                                                       Value
 Amount                                                        (Note 1)
----------                                                    -----------
TAX-EXEMPT SECURITIES -- (continued)
$  500,000 Los Angeles, California, Department of Airports
            Revenue Bonds, Series A, (FGIC), 6.000%, 05/15/05 $   548,015
   150,000 Los Angeles, California, Municipal Improvement
            Revenue Bonds, Series A, (FSA), 4.875%, 02/01/06.     163,308
           Los Angeles, California, Municipal Improvement
            Revenue Bonds, Series B, (AMBAC),
   750,000  4.600%, 02/01/06.................................     810,870
   400,000  4.300%, 02/01/04.................................     410,848
   400,000 Los Angeles, California, State Building Authority
            Revenue Bonds, State of California Department of
            General Services, Series A, 5.600%, 05/01/04.....     418,388
   500,000 Los Angeles, California, Unified School District
            General Obligation Bonds, Series A,
            (FGIC), 4.400%, 07/01/03.........................     504,170
 1,000,000 Los Angeles, California, Wastewater System
            Revenue Bonds, Series A, (FGIC), 5.500%, 06/01/10   1,149,560
   350,000 M-S-R Public Power Agency, California, Revenue
            Bonds, Series F, (AMBAC), 5.650%, 07/01/03.......     353,983
 1,120,000 Marin, California, Municipal Water District
            Revenue Bonds, (AMBAC), 4.000%, 07/01/10.........   1,181,197
   700,000 Metropolitan Water District of Southern
            California, General Obligation Bonds, 4.250%,
            03/01/08.........................................     757,953
 1,000,000 Metropolitan Water District of Southern
            California, General Obligation Bonds, Series
            A, 3.000%, 03/01/08..............................   1,025,290
 1,000,000 Metropolitan Water District of Southern
            California, Revenue Bonds, 5.750%, 07/01/09......   1,161,900
   250,000 Metropolitan Water District of Southern
            California, Revenue Bonds, Series A, 4.250%,
            07/01/03.........................................     251,993
   200,000 Metropolitan Water District of Southern
            California, Revenue Bonds, Series B,
            (MBIA), 5.250%, 07/01/07.........................     224,740
   975,000 Modesto, California, Irrigation District
            Financing Authority Revenue Bonds, Series A,
            (MBIA), 5.450%, 10/01/07.........................   1,102,628
   500,000 Napa County, California, Flood Protection &
            Watershed Improvement Revenue Bonds, Series A,
            (FGIC), 5.000%, 06/15/13.........................     540,625

Principal                                                       Value
 Amount                                                        (Note 1)
----------                                                    -----------
TAX-EXEMPT SECURITIES -- (continued)
$  250,000 Northern California Power Agency, Public Power
            Revenue Bonds, Geothermal Project, Series A,
            (AMBAC), 5.500%, 07/01/05........................ $   272,973
   125,000 Northern California Power Agency, Public Power
            Revenue Bonds, Series A, (AMBAC), 5.600%,
            07/01/06.........................................     140,533
   250,000 Novato, California, General Obligation Bonds,
            Series A, (MBIA), 6.250%, 08/01/07...............     290,610
 1,100,000 Orange County, California, Local Transportation
            Authority Sales Tax Revenue Bonds, 1st Senior,
            (AMBAC), 6.000%, 02/15/08........................   1,272,612
 1,000,000 Orange County, California, Local Transportation
            Authority Sales Tax Revenue Bonds, 2nd Senior,
            (FGIC), 6.000%, 02/15/07.........................   1,142,080
 1,000,000 Oxnard, California, Wastewater District Financing
            Authority Revenue Bonds, (FGIC), 3.500%, 06/01/09   1,036,460
 1,000,000 Rancho, California, Water District Financing
            Authority Revenue Bonds, Series A,
            (FSA), 5.500%, 08/01/10..........................   1,152,660
   250,000 Sacramento County, California, Certificates of
            Participation, Public Facilities Project,
            (MBIA), 4.875%, 02/01/05.........................     266,180
   255,000 Sacramento, California, City Financing Authority
            Lease Revenue Bonds, Series A, (AMBAC), 5.050%,
            11/01/06.........................................     284,998
   300,000 San Bernardino County, California, Certificates
            of Participation, Medical Center Financing
            Project, (MBIA), 5.500%, 08/01/07................     340,647
   255,000 San Bernardino County, California, Transportation
            Authority Sales Tax Revenue Bonds, Series A,
            (MBIA), 4.625%, 03/01/05.........................     270,800
 1,000,000 San Diego County, California, Certificates of
            Participation, (AMBAC), 5.000%, 11/01/11.........   1,118,750
   250,000 San Diego, California, General Obligation Bonds,
            Public Safety Communication Project, 6.500%,
            07/15/08.........................................     297,828
   750,000 San Diego, California, Metropolitan Transit
            Development Board Authority Revenue
            Bonds, 5.100%, 09/01/03..........................     762,608
   175,000 San Diego, California, Open Space Park General
            Obligation Bonds, 5.500%, 01/01/04...............     180,756


                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2003
California Tax-Exempt Income Fund -- (continued)


Principal                                                          Value
 Amount                                                           (Note 1)
----------                                                       ----------
TAX-EXEMPT SECURITIES -- (continued)
$  300,000    San Diego, California, Public Facilities
               Financing Authority Sewer Revenue Bonds, Series
               B, (FGIC), 5.000%, 05/15/08...................... $  333,114
   875,000    San Francisco, California, Bay Area Rapid Transit
               District, Sales Tax Revenue Bonds, 5.500%,
               07/01/07.........................................    991,366
 1,500,000    San Francisco, California, City & County Airports
               Commission Airport Revenue Bonds, 2nd Series,
               Issue 20, (MBIA), 5.000%, 05/01/06...............  1,650,180
 1,000,000    San Francisco, California, City & County General
               Obligation Bonds, (FSA), 5.000%, 06/15/08........  1,121,160
   680,000    San Francisco, California, City & County General
               Obligation Bonds, Series 1, (FGIC), 4.500%,
               06/15/05.........................................    726,573
 1,020,000    San Francisco, California, City & County Parking
               Authority Revenue Bonds, Parking Meter Project,
               Series 1, (FGIC), 4.000%, 06/01/06...............  1,093,511
   325,000    San Francisco, California, City & County Public
               Utilities Commission Water Revenue Bonds, Series
               A, 6.500%, 11/01/04..............................    349,973
              San Jose, California, Redevelopment Agency Tax
               Allocation Bonds, Merged Area Redevelopment
   500,000     Project, (AMBAC), 5.000%, 08/01/07...............    559,670
   625,000     4.750%, 08/01/05.................................    673,825
   300,000    San Mateo County, California, Joint Powers
               Financing Authority Revenue Bonds, San Mateo
               County Health Care Center, Series A,
               (FSA), 5.600%, 07/15/04..........................    316,914
   500,000    San Mateo County, California, Transportation
               Authority Revenue Bonds, Series A,
               (MBIA), 4.200%, 06/01/04.........................    517,830
   750,000    San Mateo County, California, Transportation
               District, Sales Tax Revenue Bonds, Series A,
               (FSA), 5.000%, 06/01/09..........................    840,495
   150,000    Santa Barbara County, California, Local
               Transportation Authority Sales Tax Revenue
               Bonds, (FGIC), 4.900%, 04/01/06..................    156,570
   510,000    Santa Barbara, California, Waterfront
               Certificates of Participation, (AMBAC), 4.125%,
               10/01/12.........................................    532,624
              Santa Clara County, California, Financing
 1,075,000     Authority, Series A, (AMBAC), 4.500%, 05/15/12...  1,130,094
   175,000     4.300%, 11/15/03.................................    178,574

Principal                                                       Value
 Amount                                                        (Note 1)
----------                                                    -----------
TAX-EXEMPT SECURITIES -- (continued)
$  500,000 Santa Clara County, California, Transportation
            District, Sales Tax Revenue Bonds, Series
            A, 4.500%, 06/01/06.............................. $   541,290
 1,000,000 Southern California Public Power Authority
            Revenue Bonds, Series A, (MBIA), 5.250%, 07/01/09   1,127,330
 1,000,000 Southern California Public Power Authority
            Revenue Bonds, Southern Transmission, Series B,
            (FSA), 4.250%, 07/01/11..........................   1,060,000
   600,000 University of California Revenue Bonds, Multi-
            Purpose Projects, Series F, (FGIC), 5.000%,
            09/01/08.........................................     659,436

                                                              -----------
                                                               53,892,202

                                                              -----------
TAX-EXEMPT SECURITIES -- ESCROWED IN
U.S. GOVERNMENTS -- 10.48%
   100,000 California Educational Facilities Authority
            Revenue Bonds, Santa Clara University Project,
            (MBIA), 4.900%, 09/01/06 (Escrowed to Maturity)..     111,405
 1,305,000 California State, General Obligation
            Bonds, 5.900%, 04/01/23 (Prerefunded 04/01/03 @
            102).............................................   1,331,100
   750,000 California State, General Obligation Bonds,
            (FGIC), 6.000%, 08/01/19 (Prerefunded 08/01/04 @
            102).............................................     813,397
 1,000,000 Long Beach, California, Water Revenue
            Bonds, 6.250%, 05/01/24 (Prerefunded 05/01/04 @
            102).............................................   1,075,690
   125,000 Los Angeles, California, Department of Water &
            Power Revenue Bonds, (AMBAC), 4.600%,
            08/15/06 (Escrowed to Maturity)..................     129,066
   125,000 Los Angeles, California, Department of Water &
            Power Revenue Bonds, (AMBAC), 4.600%,
            08/15/06 (Prerefunded 08/15/03 @ 102)............     129,109
 1,000,000 Marin, California, Municipal Water District,
            Revenue Bonds, 5.250%, 07/01/05 (Prerefunded
            07/01/03 @ 102)..................................   1,030,150
   125,000 Northern California Power Agency, Public Power
            Revenue Bonds, Series A, (AMBAC), 5.600%,
            07/01/06 (Escrowed to Maturity)..................     141,337


                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2003
California Tax-Exempt Income Fund -- (continued)


Principal                                                        Value
 Amount                                                         (Note 1)
----------                                                     -----------
TAX-EXEMPT SECURITIES -- ESCROWED IN
U.S. GOVERNMENTS -- (continued)
$  400,000  Sacramento County, California, Sanitation
             District Revenue Bonds, 5.500%,
             12/01/05 (Escrowed to Maturity).................. $   444,464
   825,000  San Bernardino County, California, Certificates
             of Participation, Medical Center Financing
             Project, Series A, (MBIA), 5.500%,
             08/01/22 (Prerefunded 08/01/05 @ 102)............     921,410
   500,000  San Francisco, California, Bay Area Rapid Transit
             District, Sales Tax Revenue Bonds,
             (FGIC), 5.500%, 07/01/20 (Prerefunded 07/01/05 @
             101).............................................     551,855
   250,000  Santa Monica-Malibu, Unified School District,
             California, General Obligation Bonds, Public
             School Facilities Reconstruction
             Projects, 5.500%, 08/01/15 (Prerefunded 08/01/03
             @ 102)...........................................     258,608

                                                               -----------
                                                                 6,937,591

                                                               -----------

 Shares
----------
OTHER INVESTMENTS -- 5.65%
 1,946,998  Federated California Money Fund...................   1,946,998
 1,792,236  Provident California Money Fund...................   1,792,236

                                                               -----------
                                                                 3,739,234

                                                               -----------

TOTAL INVESTMENTS (Cost $61,639,026*).............  97.55% $64,569,027
OTHER ASSETS & LIABILITIES (NET)..................   2.45    1,624,719
                                                   ------  -----------
NET ASSETS........................................ 100.00% $66,193,746
                                                   ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates $61,637,470.
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
FSA--Financial Security Assurance
MBIA--Municipal Bond Insurance Assoc.

Notes:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 2003, approximately 10% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

 At March 31, 2003, approximately, 92% of the net assets are invested in California municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.


                      See Notes to Financial Statements.

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies

   Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") was incorporated under the laws of the State of Maryland on August 8, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

   Excelsior Tax-Exempt Fund currently offers shares in seven managed investment portfolios, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Long-Term Tax-Exempt Fund, Intermediate-Term Tax-Exempt Fund, Short-Term Tax-Exempt Securities Fund, New York Intermediate-Term Tax-Exempt Fund and California Tax-Exempt Income Fund (the "Portfolios"). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Tax-Exempt Fund in the preparation of the financial statements. Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The financial statements for the remaining portfolios of Excelsior Tax-Exempt Fund and Excelsior Funds, Inc. ("Excelsior Fund") are presented separately.

   (a) Portfolio valuation:

      Securities are valued each business day as of the close of the New York Stock Exchange after consultation with an independent pricing service (the "Service"). When in the judgement of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and ask prices (as calculated by the Service based upon its evaluation of the market for such securities). Short-term debt instruments with remaining maturities of 60 days or less, and variable rate demand notes and securities with put options exercisable within one year, are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by Excelsior Tax-Exempt Fund's Board of Directors.

   (b) Security transactions and investment income:

      Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, including, where applicable, amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis.

   (c) Dividends and distributions to shareholders:

      Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

   (d) Expense allocation:

      Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated to the respective Portfolios based on average daily net assets.

2. Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions

   United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company (collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Portfolios. U.S. Trust has delegated the daily management of the security holdings of the California Tax-Exempt Income Fund to U.S. Trust Company, N.A. ("U.S. Trust, N.A."). For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rates of 0.30% of the average daily net assets of Short-Term Tax-Exempt Securities Fund, 0.35% of the average daily net assets of Intermediate-Term Tax-Exempt Fund and 0.50% of the average daily net assets of each of Long-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund and California Tax-Exempt Income Fund. U.S. Trust, N.A. is compensated only by U.S. Trust and receives no fee directly from California Tax-Exempt Income Fund. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. U.S. Trust, N.A. is a national bank. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab").

   U.S. Trust Company, SEI Investments Global Funds Services (formerly, SEI Investments Mutual Funds Services) and Federated Services Company ("FSC") (collectively, the "Administrators") provide administrative services to Excelsior Tax-Exempt Fund. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Tax-Exempt Fund, Excelsior Funds, Inc. and Excelsior Funds Trust (excluding the international equity portfolios of Excelsior Funds, Inc. and Excelsior Funds Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. Until further notice to the Portfolios, U.S. Trust Company has voluntarily agreed to waive its portion of the administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Portfolio. For the year ended March 31, 2003, administration fees charged by U.S. Trust Company, net of waivers, were as follows:

              Long-Term Tax-Exempt Fund................. $ 80,481
              Intermediate-Term Tax-Exempt Fund.........  241,407
              Short-Term Tax-Exempt Securities Fund.....  177,578
              New York Intermediate-Term Tax-Exempt Fund  137,197
              California Tax-Exempt Income Fund.........   45,685

   From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. For the year ended March 31, 2003, and until further notice, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Portfolio's average daily net assets:

                Long-Term Tax-Exempt Fund................. 0.80%
                Intermediate-Term Tax-Exempt Fund......... 0.65%
                Short-Term Tax-Exempt Securities Fund..... 0.60%
                New York Intermediate-Term Tax-Exempt Fund 0.80%
                California Tax-Exempt Income Fund......... 0.50%

   For the year ended March 31, 2003, pursuant to the above, U.S. Trust waived investment advisory fees totaling:

               Short-Term Tax-Exempt Securities Fund..... $12,804
               New York Intermediate-Term Tax-Exempt Fund   1,418

   Excelsior Tax-Exempt Fund has also entered into shareholder servicing agreements with various service organizations (which may include U.S. Trust and its affiliates) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization a shareholder servicing fee at the annual rate of up to 0.40% of the average daily net asset value of its shares held by the service organizations' customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements.

   Shareholder servicing fees paid to affiliates of U.S. Trust by the Portfolios amounted to $324,566 for the year ended March 31, 2003. U.S. Trust has voluntarily agreed to waive investment advisory and administration fees payable by each Portfolio in an amount equal to the shareholder servicing fee expense paid to subsidiaries of U.S. Trust Corporation. For the year ended March 31, 2003, U.S. Trust waived investment advisory and administration fees in amounts equal to the shareholder servicing fees for the Portfolios as follows:

              Long-Term Tax-Exempt Fund................. $ 29,992
              Intermediate-Term Tax-Exempt Fund.........  122,625
              Short-Term Tax-Exempt Securities Fund.....  156,669
              New York Intermediate-Term Tax-Exempt Fund   15,280

   Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of Excelsior Tax-Exempt Fund. Shares of each Portfolio are sold without a sales charge on a continuous basis by the Distributor.

   Boston Financial Data Services, Inc. ("BFDS") serves as transfer agent to the Portfolios.

   Each Independent Director of the Portfolios receives an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $7,500. Each member of the Nominating Committee receives an annual fee of $1,000 for services in connection with this committee.

3.  Purchases and Sales of Securities

   For the year ended March 31, 2003, purchases and sales and maturities of securities, excluding short-term investments, for the Portfolios aggregated:

                                                  Purchases      Sales
                                                 ------------ ------------
      Long-Term Tax-Exempt Fund................. $ 35,127,900 $ 71,787,180
      Intermediate-Term Tax-Exempt Fund.........  145,721,600  170,304,400
      Short-Term Tax-Exempt Securities Fund.....   91,791,990   50,570,000
      New York Intermediate-Term Tax-Exempt Fund   61,102,350   94,796,007
      California Tax-Exempt Income Fund.........   10,148,473    5,277,700

4.  Federal Taxes

   It is the policy of Excelsior Tax-Exempt Fund that each Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

   In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

   Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year ("Post-October losses"). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following reclassifications have been made to/from the following accounts:

                                           Undistributed  Accumulated
                                           Net Investment Net Realized
                                               Income     Gain (Loss)
                                           -------------- ------------
         California Tax-Exempt Income Fund    $(1,612)       $1,612

   The tax character of dividends and contributions paid during the years ended March 31, 2002 and March 31, 2003 were as follows:

                                           Tax-Exempt  Ordinary   Long-Term
                                             Income     Income  Capital Gains    Total
                                           ----------- -------- ------------- -----------
Long-Term Tax-Exempt Fund
 2002..................................... $ 4,640,846 $15,045           --   $ 4,655,891
 2003.....................................   3,309,713   1,231           --     3,310,944
Intermediate-Term Tax-Exempt Fund
 2002.....................................  13,510,639      --   $2,341,038    15,851,677
 2003.....................................  12,412,447      --    2,583,052    14,995,499
Short-Term Tax-Exempt Fund
 2002.....................................   3,092,479      --      220,927     3,313,406
 2003.....................................   3,712,472      --           --     3,712,472
New York Intermediate-Term Tax-Exempt Fund
 2002.....................................   5,806,511      --           --     5,806,511
 2003.....................................   5,629,628      --    2,636,726     8,266,354
California Tax-Exempt Income Fund
 2002.....................................   2,008,228      --       80,718     2,088,946
 2003.....................................   2,115,479      --       11,932     2,127,411

   As of March 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                      Long-Term                              Other
                  Tax-Exempt Ordinary  Capital   Capital Loss  Unrealized  Temporary
                    Income    Income    Gains    Carryforward Appreciation Difference    Total
                  ---------- -------- ---------- ------------ ------------ ---------- -----------
Long-Term Tax-
  Exempt Fund....  $218,630        --         -- $(2,547,268) $ 2,415,479  $(218,630) $  (131,789)
Intermediate-Term
  Tax-Exempt
  Fund...........   991,985  $645,921 $8,008,102          --   16,517,547   (991,985)  25,171,570
Short-Term Tax-
  Exempt Fund....   278,967        --         --     (90,438)     857,387   (278,967)     766,949
New York
  Intermediate-
  Term Tax-
  Exempt Fund....   431,798   196,192  2,213,135          --    6,934,066   (431,798)   9,343,393
California Tax-
  Exempt Income
  Fund...........   197,965        --         --          --    2,931,557   (199,576)   2,929,946

   For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gain distributions will be reduced. At March 31, 2003, the following Portfolios had capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                                             Expiration Date
                                           --------------------
                                           March 31,  March 31,
                                             2009       2011      Total
                                           ---------- --------- ----------
     Long-Term Tax-Exempt Fund............ $2,547,268       --  $2,547,268
     Short-Term Tax-Exempt Securities Fund         --  $90,438      90,438

   During the year ended March 31, 2003, the Long-Term Tax-Exempt Fund and New York Intermediate-Term Tax-Exempt Fund utilized capital loss carryforwards totaling $1,540,589 and $862,554, respectively, to offset realized capital gains.

   At March 31, 2003, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                    Federal     Tax Basis     Tax Basis        Net
                                      Tax       Unrealized    Unrealized    Unrealized
                                     Cost      Appreciation (Depreciation) Appreciation
                                  ------------ ------------ -------------- ------------
Long-Term Tax-Exempt Fund........ $ 90,244,575 $ 2,415,479           --    $ 2,415,479
Intermediate-Term Tax-Exempt
  Fund...........................  383,583,596  16,883,095    $(365,548)    16,517,547
Short-Term Tax-Exempt Fund.......  284,723,873     857,837         (450)       857,387
New York Intermediate-Term
  Tax-Exempt Fund................  172,720,543   7,078,928     (144,862)     6,934,066
California Tax-Exempt Income Fund   61,637,470   2,983,438      (51,881)     2,931,557

5.  Common Stock

   Excelsior Tax-Exempt Fund currently has authorized capital of 24 billion shares of Common Stock, 15 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently classified for each Portfolio is as follows: 1.5 billion shares each of Long-Term Tax-Exempt Fund, Intermediate-Term Tax-Exempt Fund, Short-Term Tax-Exempt Securities Fund, New York Intermediate-Term Tax-Exempt Fund, and California Tax-Exempt Income Fund.

   Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable and tax-exempt earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Tax-Exempt Fund's Board of Directors.


                                                   Long-Term Tax-Exempt Fund
                                    ------------------------------------------------------
                                            Year Ended                  Year Ended
                                             03/31/03                    03/31/02
                                    --------------------------  --------------------------
                                       Shares        Amount        Shares        Amount
                                    -----------  -------------  -----------  -------------
Sold...............................   5,081,297  $  49,458,276    4,230,527  $  40,579,294
Issued as reinvestment of dividends      48,822        477,558       71,267        684,730
Redeemed...........................  (7,739,473)   (75,686,646)  (6,230,420)   (59,705,770)
                                    -----------  -------------  -----------  -------------
Net (Decrease).....................  (2,609,354) $ (25,750,812)  (1,928,626) $ (18,441,746)
                                    ===========  =============  ===========  =============

                                               Intermediate-Term Tax-Exempt Fund
                                    ------------------------------------------------------
                                            Year Ended                  Year Ended
                                             03/31/03                    03/31/02
                                    --------------------------  --------------------------
                                       Shares        Amount        Shares        Amount
                                    -----------  -------------  -----------  -------------
Sold...............................  15,584,952  $ 152,155,618   16,347,909  $ 156,536,673
Issued as reinvestment of dividends     107,316      1,050,586      119,181      1,124,576
Redeemed........................... (13,904,896)  (135,872,328) (12,717,606)  (121,633,624)
                                    -----------  -------------  -----------  -------------
Net Increase.......................   1,787,372  $  17,333,876    3,749,484  $  36,027,625
                                    ===========  =============  ===========  =============

                                           Short-Term Tax-Exempt Securities Fund
                                    ---------------------------------------------------
                                            Year Ended                Year Ended
                                             03/31/03                  03/31/02
                                    -------------------------  ------------------------
                                       Shares       Amount       Shares       Amount
                                    -----------  ------------  ----------  ------------
Sold...............................  30,230,078  $217,600,870  16,981,561  $122,288,863
Issued as reinvestment of dividends      13,775        99,187      22,648       162,787
Redeemed........................... (12,887,229)  (92,778,309) (5,544,221)  (39,918,491)
                                    -----------  ------------  ----------  ------------
Net Increase.......................  17,356,624  $124,921,748  11,459,988  $ 82,533,159
                                    ===========  ============  ==========  ============

                                         New York Intermediate-Term Tax-Exempt Fund
                                    ---------------------------------------------------
                                            Year Ended                Year Ended
                                             03/31/03                  03/31/02
                                    -------------------------  ------------------------
                                       Shares       Amount       Shares       Amount
                                    -----------  ------------  ----------  ------------
Sold...............................   6,548,542  $ 59,361,443   8,841,802  $ 78,339,819
Issued as reinvestment of dividends      76,380       692,836      47,476       420,246
Redeemed...........................  (6,515,400)  (59,172,249) (4,816,294)  (42,773,441)
                                    -----------  ------------  ----------  ------------
Net Increase.......................     109,522  $    882,030   4,072,984  $ 35,986,624
                                    ===========  ============  ==========  ============

                                             California Tax-Exempt Income Fund
                                    ---------------------------------------------------
                                            Year Ended                Year Ended
                                             03/31/03                  03/31/02
                                    -------------------------  ------------------------
                                       Shares       Amount       Shares       Amount
                                    -----------  ------------  ----------  ------------
Sold...............................   2,748,255  $ 20,492,940   2,257,796  $ 16,640,853
Issued as reinvestment of dividends      13,055        97,474       8,439        62,066
Redeemed...........................  (1,931,582)  (14,406,311) (1,734,047)  (12,746,728)
                                    -----------  ------------  ----------  ------------
Net Increase.......................     829,728  $  6,184,103     532,188  $  3,956,191
                                    ===========  ============  ==========  ============

6.  Line of Credit

   The Portfolios and other affiliated funds participate in a $50 million unsecured line of credit provided by The JPMorgan Chase Bank under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.50% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended March 31, 2003, the Portfolios had no borrowings under the agreement.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders
and Board of Directors of
Excelsior Tax-Exempt Funds, Inc.

   We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Long-Term Tax-Exempt, Intermediate-Term Tax-Exempt, Short-Term Tax-Exempt Securities, New York Intermediate-Term Tax-Exempt, and California Tax-Exempt Income Portfolios (five of the portfolios constituting the Excelsior Tax-Exempt Funds, Inc.) (the "Funds") as of March 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Long-Term Tax-Exempt, Intermediate-Term Tax-Exempt, Short-Term Tax-Exempt Securities, New York Intermediate-Term Tax-Exempt, and California Tax-Exempt Income Funds at March 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                        /s/ Ernst & Young LLP
             Boston, Massachusetts
             May 16, 2003

  Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

   Information pertaining to the directors/trustees and officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a "Company" and collectively, the "Excelsior Funds Complex") is set forth below.
Directors/Trustees who are not deemed to be "interested persons" of the Excelsior Funds Complex as defined in the 1940 Act are referred to as "Independent Board Members." Directors/trustees who are deemed to be "interested persons" of the Excelsior Funds Complex are referred to as "Interested Board Members." Currently, the Excelsior Funds Complex does not have any Interested Board Members.

                                                                                        Number of
                                                                                      Portfolios in
                                                                                        Excelsior
                                    Term of                                               Funds
                                   Office and                                            Complex        Other
                     Position(s)   Length of                                           Overseen by  Directorships
  Name, Address,    Held with each    Time            Principal Occupation(s)             Board     Held by Board
      Age(1)           Company     Served(2)            During Past 5 Years             Member(3)     Member(4)
------------------- -------------- ---------- --------------------------------------- ------------- -------------
INDEPENDENT BOARD MEMBERS
Frederick S. Wonham  Director/     Since 1997 Retired; Chairman of the Board (since        31           None
 Age: 71             Trustee,                 1997) and President, Treasurer and
                     Chairman of              Director (since 1995) of Excelsior Fund
                     the Board                and Excelsior Tax-Exempt Fund;
                                              Chairman of the Boards (since 1997),
                                              President, Treasurer and Trustee (since
                                              1995) of Excelsior Funds Trust; Vice
                                              Chairman of U.S. Trust Corporation
                                              and U.S. Trust New York (from
                                              February 1990 until September 1995);
                                              and Chairman, U.S. Trust Company
                                              (from March 1993 to May 1997).

Rodman L. Drake      Director/     Since 1994 Director of Excelsior Fund and               31           None
 Age: 60             Trustee                  Excelsior Tax-Exempt Fund (since
                                              1996); Trustee of Excelsior Funds Trust
                                              (since 1994); Director, Parsons
                                              Brinkerhoff, Inc. (engineering firm)
                                              (since 1995); President, Continuation
                                              Investments Group, Inc. (since 1997);
                                              President, Mandrake Group
                                              (investment and consulting firm)
                                              (1994-1997); Chairman, MetroCashcard
                                              International Inc. (since 1999);
                                              Director, Hotelivision, Inc. (since
                                              1999); Director, Alliance Group
                                              Services, Inc. (since 1998); Director,
                                              Clean Fuels Technology Corp. (since
                                              1998); Director, Absolute Quality Inc.
                                              (since 2000); Director, Hyperion Total
                                              Return Fund, Inc. and three other
                                              funds for which Hyperion Capital
                                              Management, Inc. serves as investment
                                              adviser (since 1991); Director, The
                                              Latin America Smaller Companies
                                              Fund, Inc. (from 1993 to 1998).

        Directors/Trustees and Officers of the Excelsior Funds Complex
                            (Unaudited)(Continued)

                                                                                            Number of
                                                                                          Portfolios in
                                                                                            Excelsior
                                    Term of                                                   Funds
                                   Office and                                                Complex        Other
                    Position(s)    Length of                                               Overseen by  Directorships
  Name, Address,   Held with each     Time               Principal Occupation(s)              Board     Held by Board
      Age(1)          Company      Served(2)               During Past 5 Years              Member(3)     Member(4)
------------------ -------------- ------------- ----------------------------------------- ------------- -------------
Ralph E. Gomory(5)   Director/    September     Director of Excelsior Fund and                 31           None
  Age: 73            Trustee      2001-February Excelsior Tax-Exempt Fund and
                                  2003          Trustee of Excelsior Funds Trust (since
                                                September 2001); President, Alfred P.
                                                Sloan Foundation (since 1989);
                                                Director, Ashland, Inc. (refining,
                                                distribution, road construction) (since
                                                1989); Director, Lexmark International,
                                                Inc. (printer manufacturing) (since
                                                1991); Director, Washington Post
                                                Company (media) (since 1989);
                                                Director, Polaroid Company (cameras
                                                and film) (since 1993).

Mel Hall             Director/     Since 2000   Director of Excelsior Fund and                 31           None
 Age: 58             Trustee                    Excelsior Tax-Exempt Fund (since July
                                                2000); Trustee of Excelsior Funds Trust
                                                (since July 2000); Chief Executive
                                                Officer, Comprehensive Health
                                                Services, Inc. (health care management
                                                and administration).

Roger M. Lynch       Director/     Since 2001   Retired; Director of Excelsior Fund and        31           None
 Age: 62             Trustee                    Excelsior Tax-Exempt Fund and
                                                Trustee of Excelsior Funds Trust (since
                                                September 2001); Chairman of the
                                                Board of Trustees of Fairfield University
                                                (since 1996); Director, SLD
                                                Commodities, Inc. (importer of nuts)
                                                (since 1991); President, Corporate
                                                Asset Funding Co., Inc. (asset
                                                securitization) (from 1987 to 1999);
                                                General Partner (from 1980 to 1986)
                                                and Limited Partner (from 1986 to
                                                1999), Goldman Sachs & Co.;
                                                Chairman, Goldman Sachs Money
                                                Markets, Inc. (from 1982 to 1986).

Jonathan Piel        Director/     Since 1994   Director, Excelsior Funds, Inc. and            31           None
 Age: 64             Trustee                    Excelsior Tax-Exempt Funds, Inc.
                                                (since 1996); Trustee, Excelsior Funds
                                                Trust (since 1994); Director, Group for
                                                the South Fork, Bridgehampton, NY
                                                (since 1993); and Master of
                                                Professional Studies, Interactive
                                                Telecommunication Program, Tisch
                                                School of the Arts, New York University.
                                                Retired in 1994 as The Editor, Scientific
                                                American and Vice President, Scientific
                                                American, Inc.

  Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)
                                  (Continued)

                                                                                           Number of
                                                                                         Portfolios in
                                                                                           Excelsior
                                       Term of                                               Funds
                                      Office and                                            Complex        Other
                       Position(s)    Length of                                           Overseen by  Directorships
   Name, Address,     Held with each     Time            Principal Occupation(s)             Board     Held by Board
       Age(1)            Company      Served(2)            During Past 5 Years             Member(3)     Member(4)
--------------------- --------------- ---------- --------------------------------------- ------------- -------------
OFFICERS
James L. Bailey       President         Since    Executive Vice President of U.S. Trust       N/A           N/A
 114 West 47th Street                  May 2003  Corporation and U.S. Trust New York
 New York, NY 10036                              (since January 2003); President,
 Age: 57                                         Excelsior Fund, Excelsior Tax-Exempt
                                                 Fund and Excelsior Funds Trust (since
                                                 May 2003); Consultant in the financial
                                                 services industry (from August 2000 to
                                                 January 2003); Executive Vice President
                                                 of Citicorp (1992 to August 2000).
Brian Schmidt         Vice President, Since 2001 Senior Vice President, U.S. Trust            N/A           N/A
 225 High Ridge Road  Chief Financial            Company (since 1998); Vice President,
 Stamford, CT 06905   Officer and                U.S. Trust Company (from 1996-1998);
 Age: 44              Treasurer                  Vice President, Chief Financial Officer
                                                 and Treasurer, Excelsior Fund,
                                                 Excelsior Tax-Exempt Fund and
                                                 Excelsior Funds Trust (since February
                                                 2001); Chief Financial Officer,
                                                 Excelsior Venture Investors III, LLC
                                                 and Excelsior Venture Partners III, LLC
                                                 (since 2001); Chief Financial Officer,
                                                 Excelsior Private Equity Fund II, Inc.
                                                 (since 1997) and UST Private Equity
                                                 Fund, Inc. (since 1995).
Frank Bruno           Vice President  Since 2001 Vice President, U.S. Trust Company           N/A           N/A
 225 High Ridge Road  and Assistant              (since 1994); Vice President and
 Stamford, CT 06905   Treasurer                  Assistant Treasurer, Excelsior Fund,
 Age: 43                                         Excelsior Tax-Exempt Fund and
                                                 Excelsior Funds Trust (since February
                                                 2001); Treasurer, Excelsior Venture
                                                 Investors III, LLC and Excelsior
                                                 Venture Partners III, LLC (since 2001),
                                                 Excelsior Private Equity Fund II, Inc.
                                                 (since 1997) and UST Private Equity
                                                 Fund, Inc. (since 1995).
Joseph Leung          Vice President    Since    Vice President, U.S. Trust Company           N/A           N/A
 225 High Ridge Road  and Assistant    May 2003  (since March 2003); Vice President and
 Stamford, CT 06905   Treasurer                  Assistant Treasurer, Excelsior Fund,
 Age: 37                                         Excelsior Tax-Exempt Fund and
                                                 Excelsior Funds Trust (since May 2003);
                                                 Vice President of Merrill Lynch & Co.
                                                 (from 2000 to 2002); Treasurer, Vice
                                                 President and Chief Accounting Officer
                                                 of Midas Funds, Bexil Fund, Tuxis
                                                 Fund, Global Income Fund and
                                                 Winmill & Co. Incorporated (from
                                                 1995 to 2000).

  Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)
                                  (Continued)

                                                                                             Number of
                                                                                           Portfolios in
                                                                                             Excelsior
                                         Term of                                               Funds
                                        Office and                                            Complex        Other
                          Position(s)   Length of                                           Overseen by  Directorships
     Name, Address,      Held with each    Time            Principal Occupation(s)             Board     Held by Board
         Age(1)             Company     Served(2)            During Past 5 Years             Member(3)     Member(4)
------------------------ -------------- ---------- --------------------------------------- ------------- -------------

Alison Baur                Secretary      Since    Vice President, Charles Schwab & Co.,        N/A           N/A
 101 Montgomery Street                   May 2003  Inc. (since 1999); Secretary, Excelsior
 San Francisco, CA 94104                           Fund, Excelsior Tax-Exempt Fund and
 Age: 39                                           Excelsior Funds Trust (since May
                                                   2003); Associate General Counsel,
                                                   Grantham, Mayo, Van Otterloo & Co.
                                                   LLC (1997-1999).

Lee Wilcox                 Assistant    Since June Employed by SEI Investments since            N/A           N/A
 530 E. Swedesford Road    Treasurer       2002    June 2002. Director of Fund
 Wayne, PA 19087                                   Accounting, SEI Investments since
 Age: 44                                           June 2002. Senior Operations Manager
                                                   of Deutsche Bank Global Fund Services
                                                   (2000-2002), PricewaterhouseCoopers
                                                   LLP (1995-2000), United States Army
                                                   (1982-1992).

Timothy D. Barto           Assistant    Since 2001 Employed by SEI Investments since            N/A           N/A
 One Freedom               Treasurer               October 1999. Vice President and
 Valley Drive                                      Assistant Secretary of SEI Investments
 Oaks, PA 19456                                    since December 1999. Associate at
 Age: 35                                           Dechert, Price & Rhoads (1997-1999).
                                                   Associate at Richter, Miller & Finn
                                                   (1993-1997).

--------
(1)Each director/trustee may be contacted by writing to Excelsior Funds, One Freedom Valley Drive, Oaks, PA 19456.
(2)Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns is removed, or becomes disqualified in accordance with each Company's by-laws.
(3)The Excelsior Funds Complex consists of all registered investment companies (Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of March 31, 2003, the Excelsior Funds Complex consisted of 31 Funds.
(4)Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(5)During February 2003, Mr. Gomory retired from the Board of Directors/Trustees of the Excelsior Funds Complex.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

                     Federal Tax Information: (Unaudited)

   For the year ended March 31, 2003, the designation of long-term capital gain and percentage of exempt interest dividends paid are approximated as follows:

                                                  20%
                                               Long-Term         Exempt
                                              Capital Gain Interest Dividends
                                              ------------ ------------------
   Long-Term Tax-Exempt Fund.................          --        100.00%
   Intermediate-Term Tax-Exempt Fund.........  $2,583,052         82.96%
   Short-Term Tax-Exempt Securities Fund.....          --        100.00%
   New York Intermediate-Term Tax-Exempt Fund   2,636,726         68.49%
   California Tax-Exempt Income Fund.........      11,932         99.43%




                                                                   AR-TXEX-0303